================================================================================


                              APPLIED POWER INC.,
                                   as Issuer

                    The SUBSIDIARY GUARANTORS named herein,
                                 as Guarantors

                                      and

                         BANK ONE TRUST COMPANY, N.A.,
                                  as Trustee

                                   INDENTURE

                          Dated as of August 1, 2000

                    13% Senior Subordinated Notes due 2009


================================================================================

                             CROSS-REFERENCE TABLE
                             ---------------------

  TIA                                                          Indenture
Section                                                         Section
-------                                                ------------------------
310 (a)(1)...........................................        7.10
    (a)(2)...........................................        7.10
    (a)(3)...........................................        N.A.
    (a)(4)...........................................        N.A.
    (a)(5)...........................................        7.08; 7.10
    (b)..............................................        7.08; 7.10; 13.02
    (c)..............................................        N.A.
311 (a)..............................................        7.11
    (b)..............................................        7.11
    (c)..............................................        N.A.
312 (a)..............................................        2.05
    (b)..............................................        13.03
    (c)..............................................        13.03
313 (a)..............................................        7.06
    (b)(1)...........................................        N.A.
    (b)(2)...........................................        7.06
    (c)..............................................        7.06; 13.02
    (d)..............................................        7.06
314 (a)..............................................        4.07; 4.08; 13.02
    (b)..............................................        N.A.
    (c)(1)...........................................        13.04
    (c)(2)...........................................        13.04
    (c)(3)...........................................        N.A.
    (d)..............................................        N.A.
    (e)..............................................        13.05
    (f)..............................................        N.A.
315 (a)..............................................        7.01(b)
    (b)..............................................        7.05; 13.02
    (c)..............................................        7.01(a)
    (d)..............................................        7.01(c)
    (e)..............................................        6.11
316 (a)(last sentence)...............................        2.09
    (a)(1)(A)........................................        6.05
    (a)(1)(B)........................................        6.04
    (a)(2)...........................................        N.A.
    (b)..............................................        6.07
    (c)..............................................        9.05
317 (a)(1)...........................................        6.08
    (a)(2)...........................................        6.09
    (b)..............................................        2.04
    318(a)...........................................        13.01
    (c)..............................................        13.01

N.A. means not applicable

                               TABLE OF CONTENTS

                                                                            Page

                                  ARTICLE ONE

                  DEFINITIONS AND INCORPORATION BY REFERENCE
SECTION 1.01.  Definitions.....................................................1
SECTION 1.02.  Incorporation by Reference of TIA..............................32
SECTION 1.03.  Rules of Construction..........................................33
SECTION 1.04.  One Class of Securities........................................33

                                  ARTICLE TWO

                                   THE NOTES

SECTION 2.01.  Form and Dating................................................34
SECTION 2.02.  Execution and Authentication; Aggregate
                 Principal Amount.............................................34
SECTION 2.03.  Registrar and Paying Agent.....................................35
SECTION 2.04.  Paying Agent To Hold Assets in Trust...........................36
SECTION 2.05.  Noteholder Lists...............................................36
SECTION 2.06.  Replacement Notes..............................................37
SECTION 2.07.  Outstanding Notes..............................................37
SECTION 2.08.  Treasury Notes.................................................38
SECTION 2.09.  Temporary Notes................................................38
SECTION 2.10.  Cancellation...................................................38
SECTION 2.11.  Defaulted Interest.............................................39
SECTION 2.12.  CUSIP Number...................................................39
SECTION 2.13.  Deposit of Moneys..............................................40

                                 ARTICLE THREE

                                  REDEMPTION

SECTION 3.01.  Notices to Trustee.............................................40
SECTION 3.02.  Selection of Notes To Be Redeemed..............................40
SECTION 3.03.  Notice of Redemption...........................................41
SECTION 3.04.  Effect of Notice of Redemption.................................42
SECTION 3.05.  Deposit of Redemption Price....................................42
SECTION 3.06.  Notes Redeemed in Part.........................................43
SECTION 3.07.  Optional Redemption............................................43

                                 ARTICLE FOUR

                                   COVENANTS

SECTION 4.01.  Payment of Notes...............................................43
SECTION 4.02.  Maintenance of Office or Agency................................43
SECTION 4.03.  Corporate Existence............................................44

                                                                            Page
                                                                            ----
SECTION 4.04.  Payment of Taxes and Other Claims..............................44
SECTION 4.05.  Maintenance of Properties and Insurance........................45
SECTION 4.06.  Compliance Certificate; Notice of Default......................45
SECTION 4.07.  Compliance with Laws...........................................46
SECTION 4.08.  SEC Reports....................................................46
SECTION 4.09.  Waiver of Stay, Extension or Usury Laws........................46
SECTION 4.10.  Limitation on Restricted Payments..............................47
SECTION 4.11.  Limitation on Restrictions on
                 Distributions from Restricted
                 Subsidiaries.................................................50
SECTION 4.12.  Limitation on Transactions with
                 Affiliates...................................................51
SECTION 4.13.  Limitation on Indebtedness.....................................52
SECTION 4.14.  Change of Control..............................................56
SECTION 4.15.  Limitation on Sales of Assets and
                 Subsidiary Stock.............................................58
SECTION 4.16.  Future Subsidiary Guarantors...................................62
SECTION 4.17.  Limitation on Liens............................................62
SECTION 4.18.  Limitation on the Sale or Issuance of
                 Capital Stock of Restricted
                 Subsidiaries.................................................63
SECTION 4.19.  Prohibition on Incurrence of Senior
                 Subordinated Debt............................................63
SECTION 4.20.  Limitation on Sale/Leaseback Transactions......................64
SECTION 4.21.  Limitation of Guarantees by Restricted
                 Subsidiaries.................................................64
SECTION 4.22.  Payments for Consent...........................................65
SECTION 4.23.  Excess Cash Flow Repurchase Offer..............................66

                                 ARTICLE FIVE

                             SUCCESSOR CORPORATION

SECTION 5.01.  Merger, Consolidation and Sale
                 of Assets of the Company.....................................67
SECTION 5.02.  Successor Corporation Substituted
                 for the Company..............................................69
SECTION 5.03.  Merger, Consolidation and Sale of
                 Assets of Any Subsidiary Guarantor...........................69
SECTION 5.04.  Successor Corporation Substituted for
                 Subsidiary Guarantor.........................................70

                                  ARTICLE SIX

                             DEFAULT AND REMEDIES

SECTION 6.01.  Events of Default..............................................70
SECTION 6.02.  Acceleration...................................................72
SECTION 6.03.  Other Remedies.................................................74
SECTION 6.04.  Waiver of Past Defaults........................................74

                                                                            Page
                                                                            ----
SECTION 6.05.  Control by Majority............................................74
SECTION 6.06.  Limitation on Suits............................................75
SECTION 6.07.  Rights of Holders To Receive Payment...........................75
SECTION 6.08.  Collection Suit by Trustee.....................................75
SECTION 6.09.  Trustee May File Proofs of Claim...............................76
SECTION 6.10.  Priorities.....................................................76
SECTION 6.11.  Undertaking for Costs..........................................77

                                 ARTICLE SEVEN

                                    TRUSTEE

SECTION 7.01.  Duties of Trustee..............................................77
SECTION 7.02.  Rights of Trustee..............................................79
SECTION 7.03.  Individual Rights of Trustee...................................80
SECTION 7.04.  Trustee's Disclaimer...........................................80
SECTION 7.05.  Notice of Defaults.............................................80
SECTION 7.06.  Reports by Trustee to Holders..................................80
SECTION 7.07.  Compensation and Indemnity.....................................81
SECTION 7.08.  Replacement of Trustee.........................................82
SECTION 7.09.  Successor Trustee by Merger, Etc...............................83
SECTION 7.10.  Trustee's Capital and Surplus..................................83
SECTION 7.11.  Eligibility; Disqualification..................................83
SECTION 7.12.  Preferential Collection of
                  Claims Against Company......................................84

                                 ARTICLE EIGHT

                      DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 8.01.  Discharge of Liability on Notes; Defeasance....................84
SECTION 8.02.  Conditions to Defeasance.......................................85
SECTION 8.03.  Application of Trust Money.....................................87
SECTION 8.04.  Repayment to Company...........................................87
SECTION 8.05.  Indemnity for Government Obligations...........................87
SECTION 8.06.  Reinstatement..................................................88

                                 ARTICLE NINE

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01.  Without Consent of Holders.....................................88
SECTION 9.02.  With Consent of Holders........................................89
SECTION 9.03.  Compliance with TIA............................................91
SECTION 9.04.  Revocation and Effect of Consents..............................91
SECTION 9.05.  Notation on or Exchange of Notes...............................92
SECTION 9.06.  Trustee To Sign Amendments, Etc................................92

                                                                            Page
                                                                            ----

                                  ARTICLE TEN

                                  GUARANTEES
SECTION 10.01. Unconditional Guarantee........................................93
SECTION 10.02. Severability...................................................94
SECTION 10.03. Release of Subsidiary Guarantor from the
                 Guarantee....................................................94
SECTION 10.04. Limitation on Amount Guaranteed;
                 Contribution by Subsidiary Guarantors........................95
SECTION 10.05. Waiver of Subrogation..........................................97
SECTION 10.06. Execution of Guarantee.........................................98
SECTION 10.07. Waiver of Stay, Extension or Usury Laws........................98

                                ARTICLE ELEVEN

                            SUBORDINATION OF NOTES

SECTION 11.01. Agreement to Subordinate.......................................99
SECTION 11.02. Liquidation, Dissolution, Bankruptcy...........................99
SECTION 11.03. Default on Senior Indebtedness................................100
SECTION 11.04. Acceleration of Payment of Notes..............................101
SECTION 11.05. When Distribution Must Be Paid Over...........................101
SECTION 11.06. Subrogation...................................................101
SECTION 11.07. Relative Rights...............................................102
SECTION 11.08. Subrogation May Not Be Impaird By The
                 Company.....................................................102
SECTION 11.09. Rights of Trustee and Paying Agent............................102
SECTION 11.10. Distribution or Notice to Representative......................103
SECTION 11.11. Article Eleven Not To Prevent Events of
                 Default or Limit Right To Accelerate........................103
SECTION 11.12. Trust Moneys Not Subordinated.................................103
SECTION 11.13. Trustee Entitled To Rely......................................104
SECTION 11.14. Trustee To Effectuate Subordination...........................104
SECTION 11.15. Trustee Not Fiduciary for Holders of
                 Senior Indebtedness.........................................105
SECTION 11.16. Reliance by Holders of Senior Indebtedness
                 on Subordination............................................105

                                ARTICLE TWELVE

                          SUBORDINATION OF GUARANTEES

SECTION 12.01. Agreement to Subordinate......................................105
SECTION 12.02. Liquidation, Dissolution, Bankruptcy..........................106
SECTION 12.03. Default on Senior Indebtedness................................106
SECTION 12.04. Acceleration of Payment of Notes..............................108
SECTION 12.05. When Distribution Must Be Paid Over...........................108
SECTION 12.06. Subrogation...................................................108
SECTION 12.07. Relative Rights...............................................109

                                                                            Page
                                                                            ----
SECTION 12.08. Subordination May Not Be Impaired by a
                 Subsidiary Guarantor........................................109
SECTION 12.09. Rights of Trustee and Paying Agent............................109
SECTION 12.10. Distribution or Notice to Representative......................110
SECTION 12.11. Article Twelve Not To Prevent Events of
                 Default or Limit Right To Accelerate........................110
SECTION 12.12. Trust Moneys Not Subordinated.................................110
SECTION 12.13. Trustee Entitled To Rely......................................110
SECTION 12.14. Trustee To Effectuate Subordination...........................111
SECTION 12.15. Trustee Not Fiduciary for Holders of
                 Senior Indebtedness of Subsidiary
                 Guarantors..................................................111
SECTION 12.16. Reliance by Holders of Senior Indebtedness
                 of Subsidiary Guarantors on
                 Subordination Provisions....................................112

                               ARTICLE THIRTEEN

                                 MISCELLANEOUS

SECTION 13.01. TIA Controls..................................................112
SECTION 13.02. Notices.......................................................112
SECTION 13.03. Communications by Holders
                 with Other Holders..........................................114
SECTION 13.04. Certificate and Opinion
                 as to Conditions Precedent..................................114
SECTION 13.05. Statements Required in
                 Certificate or Opinion......................................114
SECTION 13.06. Rules by Trustee, Paying Agent, Registrar.....................115
SECTION 13.07. Legal Holidays................................................115
SECTION 13.08. Governing Law.................................................115
SECTION 13.09. No Adverse Interpretation of Other
                 Agreements..................................................115
SECTION 13.10. No Recourse Against Others....................................116
SECTION 13.11. Successors....................................................116
SECTION 13.12. Multiple Originals............................................116
SECTION 13.13. Severability..................................................116
SECTION 13.14. Table of Contents, Cross Reference
                 Table and Headings..........................................116

SIGNATURES...................................................................S-1

APPENDICES
----------

RULE 144A/REGULATION S APPENDIX
     Exhibit 1 -- Legends

EXHIBITS
--------

EXHIBIT A -- Form of Initial Note

                                                                            Page
                                                                            ----

EXHIBIT B -- Form of Exchange Note and Private Exchange Note
EXHIBIT C -- Form of Guarantee

          INDENTURE, dated as of August 1, 2000, among APPLIED POWER INC. (which intends to change its name to Acutant Corporation), a Wisconsin corporation(the "Company"), the Subsidiary Guarantors named herein (the "Subsidiary Guarantors")
 -------                                                 ---------------------
and BANK ONE TRUST COMPANY, N.A., a national banking association, as Trustee (the "Trustee").
      -------

          The Company has duly authorized the creation of an issue of $200,000,000 13% Series A Senior Subordinated Notes due 2009 in the form of Initial Notes (as defined below) and, if and when issued in connection with a registered exchange for such Initial Notes, 13% Series B Senior Subordinated Notes due 2009 in the form of Exchange Notes (as defined below) and, if and when issued in connection with a private exchange for such Initial Notes, 13% Senior Subordinated Private Exchange Notes due 2009 in the form of Private Exchange Notes (as defined below), and, to provide therefor, the Company and the Subsidiary Guarantors have duly authorized the execution and delivery of this Indenture.

          Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Notes.

                                  ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.  Definitions.
               -----------

          "Accounts Receivable Facility" means any credit facility or
           ----------------------------
conditional sale contract or similar arrangement providing financing secured directly or indirectly only by the accounts receivable of the Company or its Subsidiaries.

          "Acquired Indebtedness" of any particular Person means Indebtedness of
           ---------------------
any other Person existing at the time such other Person merged with or into or became a Restricted Subsidiary of such particular Person or assumed by such particular Person in connection with the acquisition of assets from any other person, and not incurred by such other person in connection with, or in contemplation of, such other Person merging with or into such particular Person or becoming a Restricted Subsidiary of such particular Person or such acquisition.

          "Additional Assets" means
           -----------------

          (1) any property or assets (other than Indebtedness and Capital Stock) in a Related Business,

          (2) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or a Restricted Subsidiary; or

          (3) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary;

provided, however, that any such Restricted Subsidiary described in clause (2)
--------  -------
or (3) above is primarily engaged in a Related Business.

          "Adjusted Maximum Amount" has the meaning provided in Section
           -----------------------
10.04(b).

          "Affiliate" of any specified Person means any other Person, directly
           ---------
or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of the provisions described in Sections 4.10, 4.12 and 4.15 only, "Affiliate" shall also mean any beneficial owner of Capital Stock representing 5% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to Purchase such Capital Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

          "Affiliate Transaction" has the meaning provided in Section 4.12.
           ---------------------

          "Agent" means any Registrar, Paying Agent or co-Registrar.
           -----

          "Aggregate Payments" has the meaning provided in Section 10.04(b).
           ------------------

          "Asset Disposition" means any sale, lease, transfer or other
                -----------------
disposition (or series of related sales, leases,
transfers or dispositions) by the Company or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of
 -----------

          (1) any shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Restricted Subsidiary),

          (2) all or substantially all the assets of any division or line of business of the Company or any Restricted Subsidiary, or

          (3) any other assets of the Company or any Restricted Subsidiary outside of the ordinary course of business of the Company or such Restricted Subsidiary

(other than, in the case of (1), (2) and (3) above, (x) a disposition by a Restricted Subsidiary to the Company or by the Company or a Restricted Subsidiary to a Wholly Owned Subsidiary, (y) for purposes of Section 4.15 only, a disposition that constitutes a Restricted Payment permitted by Section 4.11 and (z) disposition of assets with a fair market value of less than $1.0 million).

          "Attributable Debt" in respect of a Sale/Leaseback Transaction means,
           -----------------
as at the time of determination, the present value (discounted at the interest rate borne by the Notes, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

          "Authenticating Agent" has the meaning provided in Section 2.02.
           --------------------

          "Average Life" means, means, as of the date of determination, with
           ------------
respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (x) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (y) the sum of all such payments.

          "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal,
           --------------
state or foreign law for the relief of debtors.

          "Board of Directors" means the Board of Directors of the Company or
           ------------------
any Subsidiary Guarantor, as applicable, or any committee thereof duly authorized to act on behalf of such Board.

          "Board Resolution" means, with respect to any Person, a copy of a
           ----------------
resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each day which is not a Legal Holiday.
           ------------

          "Capital Lease Obligations" means an obligation that is required to be
           -------------------------
classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "Capital Stock" of any Person means any and all shares, interests,
           -------------
rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

          "Change of Control" means the occurrence of any of the following
           -----------------
events:

          (1) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (1) such person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company (for the purpose of this clause (1) a Person shall be deemed to beneficially own the Voting Stock of a corporation that is beneficially owned (as defined above) by another corporation (a "parent corporation") if such Person beneficially owns (as
                     ------------------
     defined above) at least 50% of the aggregate voting power of all classes of Voting Stock of such parent corporation);

          (2) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of 66-2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office;

          (3) the adoption of a plan relating to the liquidation or dissolution of the Company; or

          (4) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale of all or substantially all the assets of the Company to another Person, and, in the case of any such merger or consolidation, the securities of the Company that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of the Voting Stock of the Company are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving corporation.

          "Change of Control Offer" has the meaning provided in Section 4.14.
           -----------------------

          "Change of Control Purchase Date" has the meaning provided in Section
           -------------------------------
4.14.

          "Change of Control Purchase Price" has the meaning specified in
           --------------------------------
Section 4.14.

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Company" means the party named as such in this Indenture until a
           -------
successor replaces it and thereafter means such successor.

          "Consolidated Coverage Ratio" as of any date of determination means
           ---------------------------
the ratio of (x) the aggregate amount of EBITDA for the period of the most recent four consecutive fiscal quarters ending at least 45 days prior to the date of such determination to (y) Consolidated Interest Expense for such four fiscal quarters; provided, however, that

          (1) if the Company or any Restricted Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness, or both, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period,

          (2) if the Company or any Restricted Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated Coverage Ratio, EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if the Company or such Restricted Subsidiary has not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness,

          (3) if since the beginning of such period the Company or any Restricted Subsidiary shall have made any Asset

     Disposition, the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period, and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and its continuing Restricted Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent the Company and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale),

          (4) if since the beginning of such period the Company or any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Restricted Subsidiary (or any Person which becomes a Restricted Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction requiring a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period and

          (5) if since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period) shall have made any Asset Disposition, any Investment or acquisition of assets that would have required an adjustment pursuant to clause (3) or (4) above if made by the Company or a Restricted Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition occurred on the first day of such period.

          For purposes of this definition, whenever pro forma effect is to be given to any disposition or acquisition of assets, the pro forma calculations of any expense or cost reductions or other operating improvements shall be determined in accordance with Regulation S-X promulgated under the Securities Act. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term in excess of 12 months).

          "Consolidated Interest Expense" means, for any period, the total
           -----------------------------
interest expense of the Company and its consolidated Restricted Subsidiaries, plus, to the extent not included in such total interest expense, and to the extent incurred by the Company or its Restricted Subsidiaries, without duplication,

          (1)  interest expense attributable to capital leases,

          (2)  amortization of debt discount and debt issuance cost,

          (3)  capitalized interest,

          (4)  non-cash interest expenses,

          (5) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing,

          (6) net costs associated with Hedging Obligations (including amortization of fees),

          (7) Preferred Stock dividends in respect of all Preferred Stock held by Persons other than the Company or a Wholly Owned Subsidiary,

          (8) interest incurred in connection with Investments in discontinued operations,

          (9) interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by (or secured by the assets of) the Company or any Restricted Subsidiary and

          (10) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company) in connection with Indebtedness Incurred by such plan or trust.

          "Consolidated Net Income" means, for any period, the net income of the
           -----------------------
Company and its consolidated Subsidiaries; provided, however, that there shall
                                           --------  -------
not be included in such Consolidated Net Income:

          (1) any net income of any Person (other than the Company) if such Person is not a Restricted Subsidiary, except that:

               (A) subject to the exclusion contained in clause (4) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Restricted Subsidiary, to the limitations contained in clause (3) below); and

               (B) the Company's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income;

          (2) any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition;

          (3) any net income of any Restricted Subsidiary if such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Company, except that:

               (A) subject to the exclusion contained in clause (4) below, the Company's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Restricted Subsidiary during such period to the Company or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Restricted Subsidiary, to the limitation contained in this clause); and

               (B) the Company's equity in a net loss of any such Restricted Subsidiary for such period shall be included in determining such Consolidated Net Income;

          (4) any gain (or loss) realized upon the sale or other disposition of any assets of the Company, its consolidated Subsidiaries or any other Person (including pursuant to any sale-and-leaseback arrangement) which is not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Capital Stock of any Person;

          (5)  extraordinary gains or losses;

          (6) the cumulative effect of a change in accounting principles; and

          (7) income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued).

Notwithstanding the foregoing, for the purposes of Section 4.10 only, there shall be excluded from Consolidated Net Income any dividends, repayments of loans or advances or other transfers of assets from Unrestricted Subsidiaries to the Company or a Restricted Subsidiary to the extent such dividends, repayments or transfers increase the amount of Restricted Payments permitted under such covenant pursuant to clause (a)(3)(E) thereof.

          "Consolidated Net Worth" means the total of the amounts shown on the
           ----------------------
balance sheet of the Company and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of the end of the most recent fiscal quarter of the Company ending at least 45 days prior to the taking of any action for the purpose of which the determination is being made, as:

          (1) the par or stated value of all outstanding Capital Stock of the Company plus;

          (2) paid-in capital or capital surplus relating to such Capital Stock plus;

          (3) any retained earnings or earned surplus less (x) any accumulated deficit and (y) any amounts attributable to Disqualified Stock.

          "covenant defeasance option" has the meaning provided in Section 8.01.
           --------------------------

          "Credit Facility" means the Credit Agreement (including all documents
           ---------------
entered into by the Company and any subsidiary of the Company in connection therewith (including Hedging Obligations)), to be dated on or about the Effective Date among the Company, Credit Suisse First Boston and the other agents and lenders named therein, and any other bank credit agreement or similar facility entered into in the future by the Company or any Restricted Subsidiary, as any of the same, in whole or in part, may be amended, renewed, extended, increased (but only so long as such increase is permitted under the terms of this Indenture), substituted, refinanced, restructured or replaced (including, without limitation, any successive renewals, extensions, increases, substitutions, refinancings, restructurings, replacements, supplements or other modifications of the foregoing).

          "Currency Agreement" means in respect of a Person, any foreign
           ------------------
exchange contract, currency swap agreement or other similar agreement designed to protect such Person against fluctuations in currency values.

          "Custodian" means any receiver, trustee, assignee, liquidator,
           ---------
sequestrator or similar official under any Bankruptcy Law.

          "Default" means any event which is, or after notice or passage of time
           -------
or both would be, an Event of Default.

          "Depository" means The Depository Trust Company, its nominees and
           ----------
their respective successors.

          "Designated Senior Indebtedness" means
           ------------------------------

          (1)  the Indebtedness under the Credit Facility; and

          (2) any other Senior Indebtedness of the Company which, at the date of determination, has an aggregate principal amount outstanding of, or under which, at the date of determination, the holders thereof are committed to lend up to, at least $25 million and is specifically designated by the Company in the instrument evidencing or governing such Senior Indebtedness as "Designated Senior Indebtedness" for purposes of this Indenture.

          "Disqualified Stock" means, with respect to any Person, any Capital
           ------------------
Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event

             (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise,

             (ii) is convertible or exchangeable for Indebtedness or Disqualified Stock or

             (iii) is redeemable or must be purchased, upon the occurrence of certain events or otherwise, by such Person at the option of the holder thereof, in whole or in part,

in each case on or prior to the first anniversary of the Stated Maturity of the Notes; provided, however, that any Capital Stock that would not constitute
       --------  -------
Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock, upon the occurrence of an "asset sale" or "change of control" occurring prior to the first anniversary of the Stated Maturity of the Notes shall not constitute Disqualified Stock if:

(1) the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Notes and described in Sections 4.14 and 4.15; and

(2) any such requirement only becomes operative after compliance with such terms applicable to the Notes, including the purchase of any Notes tendered pursuant thereto.

          "Distribution" means the spin-off of Applied Power Inc.'s integrated
           ------------
electronics enclosures business as a separate publicly traded company.

          "DTC" means The Depository Trust Company, its nominees and their
           ---
respective successors.

          "EBITDA" for any period means the sum of Consolidated Net Income, plus
           ------
Consolidated Interest Expense plus the follow-ing to the extent deducted in calculating such Consolidated Net Income:

          (1) all income tax expense of the Company and its consolidated Restricted Subsidiaries,

          (2) depreciation expense of the Company and its consolidated Restricted Subsidiaries,

          (3) amortization expense of the Company and its consolidated Restricted Subsidiaries (excluding amortization expense attributable to a prepaid cash item that was paid in a prior period),

          (4) non-recurring financing, legal and accounting charges of not more than $30.0 million relating to the Transactions,

          (5) contract termination recoveries of $1.4 million received prior to the Issue Date,

          (6) in the case of any determination that includes one or more fiscal quarters ending prior to the Issue Date, an amount equal to the excess of actual general corporate expenses for such fiscal quarters over the product of $1.25 million times the number of such fiscal quarters included in such determination, and

          (7) all other non-cash charges of the Company and its consolidated Restricted Subsidiaries (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period), in each case for such period.

Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and non-cash charges of, a Restricted Subsidiary shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Restricted Subsidiary or its stockholders.

          "Effective Date" means the effective date of the Distribution.
           --------------

          "Event of Default" has the meaning provided in Section 6.01.
           ----------------

          "Excess Cash Flow" means, for any fiscal year of the Company, the
           ----------------
excess of (a) EBITDA for such fiscal year over (b) the sum, without duplication, of (i) the amount of any cash income taxes payable by the Company and its consolidated Restricted Subsidiaries with respect to such fiscal year, (ii) scheduled cash interest paid (net of cash interest received) by the Company and its consolidated Restricted Subsidiaries during such fiscal year, (iii) capital expenditures (as determined in accordance with GAAP) made in cash by the Company and its consolidated Restricted Subsidiaries during such fiscal year, except to the extent financed with the proceeds of Indebtedness, net insurance proceeds or net condemnation awards, (iv) scheduled permanent repayments of Indebtedness made by the Company and its consolidated Restricted Subsidiaries during such fiscal year, and (v) mandatory prepayments of the principal of revolving loans under the Credit Facility during such fiscal year, but only to the extent that such prepayments by their terms cannot be reborrowed or redrawn and do not occur in connection with a refinancing of all or any portion of such revolving loans; provided that, to the extent otherwise included therein, the Net Available Cash from Asset Dispositions and dispositions resulting in net insurance proceeds or net condemnation awards shall be excluded from the calculation of Excess Cash Flow.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any successor statute or statutes thereto.

          "Exchange Notes" has the meaning provided in the Appendix.
           --------------

          "Fair Share" has the meaning provided in Section 10.04(b).
           ----------

          "Fair Share Shortfall" has the meaning provided in Section 10.04(c).
           --------------------

          "Foreign Restricted Subsidiary" means a Restricted Subsidiary that is
           -----------------------------
organized and existing under the laws of a jurisdiction other than the United States, any state thereof or the District of Columbia.

          "Fraudulent Transfer Laws" has the meaning provided in Section
           ------------------------
10.04(a).

          "Funding Subsidiary Guarantor" has the meaning provided in Section
           ----------------------------
10.04(b).

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America as in effect as of the Issue Date, including those set forth in

(1) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants,
(2)  statements and pronouncements of the Financial Accounting Standards Board,
(3) such other statements by such other entity as approved by a significant segment of the accounting profession, and
(4) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC.

          "guarantee" means any obligation, contingent or otherwise, of any
           ---------
Person directly or indirectly guaranteeing any Indebtedness of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person

     (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such Person (whether arising by virtue of agreements to keep-well, to take-or-pay or to maintain financial statement conditions or otherwise), or

     (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term "guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "guarantee" used as a verb has a corresponding meaning. The term "guarantor" shall mean any Person guaranteeing any obligation.

          "Hedging Obligations" of any Person means the obligations of such
           -------------------
Person pursuant to any Interest Rate Agreement or Currency Agreement.

          "Holder" or "Noteholder" means the Person in whose name a Note is
           ------      ----------
registered on the Registrar's books.

          "Incur" means issue, assume, guarantee, incur or otherwise become
           -----
liable; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning. The accretion of principal of a non-interest bearing or other discount security shall not be deemed the Incurrence of Indebtedness.

          "Indebtedness" means, with respect to any Person on any date of
           ------------
determination (without duplication):

          (1)  the principal in respect of

               (A) indebtedness of such Person for money borrowed and

               (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable;

          (2) all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale/Leaseback Transactions entered into by such Person;

          (3) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

          (4) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (1) through (3) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit);

          (5) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Subsidiary of such Person, the liquidation preference with respect to, any Preferred Stock (but excluding, in each case, any accrued dividends);

          (6) all obligations of the type referred to in clauses (1) through (5) of other Persons and all dividends of other Persons for the payment of which, IN either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

          (7) all obligations of the type referred to in clauses (1) through (6) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and

          (8) to the extent not otherwise included in this definition, Hedging Obligations of such Person.

          The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.

          "Indenture" means this Indenture, as amended or supplemented from time
           ---------
to time in accordance with the terms hereof.

          "Initial Notes" has the meaning provided in the Appendix.
           -------------

          "Initial Purchaser" has the meaning provided in the Appendix.
           -----------------

          "Interest Payment Date" means the stated maturity of an installment of
           ---------------------
interest on the Notes.

          "Interest Rate Agreement" means in respect of a Person any interest
           -----------------------
rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed to protect such Person against fluctuations in interest rates.

          "Investment" by any Person in any other Person means, with respect to
           ----------
any Person, any direct or indirect advance, loan (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of the lender) or other extensions of credit (including by way of guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such other Person. For purposes of the definition of "Unrestricted Subsidiary", the definition of "Restricted Payment" and Section 4.10,

          (1) "Investment" shall include the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of any Subsidiary of the Company at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however,
                                                          --------  -------
     that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Company shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary equal to an amount (if positive) equal to (x) the Company's "Investment" in such Subsidiary at the time of such redesignation less (y) the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and

          (2) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Board of Directors of the Company.

          "Issue Date" means the date on which the Notes are originally issued.
           ----------

          "legal defeasance option" has the meaning provided in Section 8.01.
           -----------------------

          "Legal Holiday" means a Saturday, a Sunday, any day which is a holiday
           -------------
under the laws of the State of New York or the State of Wisconsin or a day on which banking institutions in the State of New York or the State of Wisconsin are authorized or required by law to close. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, such record date shall not be affected.

          "Leverage Ratio" means, at any date of determination, the ratio of
           --------------
consolidated Indebtedness of the Company and its consolidated Restricted Subsidiaries on such date to EBITDA for the period of four consecutive fiscal quarters of the Company most recently ended as of such date; provided, however, that

          (1) if the Company or any Restricted Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Leverage Ratio is an Incurrence of Indebtedness, or both, EBITDA and Indebtedness for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period,

          (2) if the Company or any Restricted Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Leverage Ratio, EBITDA and Indebtedness for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if the Company or such Restricted Subsidiary had not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness,

          (3) if since the beginning of such period the Company or any Restricted Subsidiary shall have made any Asset Disposition, the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period, and Indebtedness for such period shall be reduced by an amount equal to the Indebtedness directly attributable to any Indebtedness of the Company or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and its continuing Restricted Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Restricted Subsidiary is sold, the Indebtedness for such period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent the Company and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale),

          (4) if since the beginning of such period the Company or any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Restricted Subsidiary (or any Person which becomes a Restricted Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction requiring a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, EBITDA and Indebtedness for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period, and

          (5) if since the beginning of such period any Person that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period shall have made any Asset Disposition, any Investment or acquisition of assets that would have required an adjustment pursuant to clause (3) or (4) above if made by the Company or a Restricted Subsidiary during such period, EBITDA and Indebtedness for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition occurred on the first day such period.

          For purposes of this definition, whenever pro forma effect is to be given to any disposition or acquisition of as-sets, the pro forma calculations of any expense or cost reductions or other operating improvements shall be determined in accordance with Regulation S-X promulgated under the Securities Act. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term in excess of 12 months).

          "Lien" means any mortgage, pledge, security interest, encumbrance,
           ----
lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          "Maturity Date" means May 1, 2009.
           -------------

          "Net Available Cash" from an Asset Disposition means cash payments
           ------------------
received therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and proceeds from the sale or other disposition of any securities received as consideration, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to such properties or assets or received in any other non-cash form), in each case net of

          (1) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Disposition,

          (2) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition,

          (3) all distributions and other payments required to be made to minority interest holders in Restricted Subsidiaries as a result of such Asset Disposition, and

          (4) the deduction of appropriate amounts provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed in such Asset Disposition and retained by the Company or any Restricted Subsidiary after such Asset Disposition.

          The amounts in clauses (1) through (4) above, to the extent estimates are necessary, shall be estimated reasonably and in good faith by the Company.

          "Net Cash Proceeds," with respect to any issuance or sale of Capital
           -----------------
Stock, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          "Notes" means the Initial Notes, the Exchange Notes and the Private
           -----
Exchange Notes treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

          "Offering Circular" means the Offering Circular dated July 21, 2000,
           -----------------
pursuant to which the $200.0 million aggregate principal amount of 13% Series A Senior Subordinated Notes due 2009 in the form of Initial Notes were offered, and any supplement thereto.

          "Officer" means, with respect to any Person, the Chairman of the
           -------
Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Controller, the Treasurer, or the Secretary of such Person, or any other officer designated by the Board of Directors serving in a similar capacity.

          "Officers' Certificate" means, with respect to any Person, a
           ---------------------
certificate signed by two Officers or by an Officer and either a Treasurer or Assistant Treasurer or an Assistant Secretary of such Person and otherwise complying with the requirements of Sections 13.04 and 13.05, to the extent they relate to the making of an Officers' Certificate.

          "Opinion of Counsel" means a written opinion from legal counsel, who
           ------------------
may be an employee or counsel for either or both of the Company, and who is reasonably acceptable to the

Trustee complying with the requirements of Sections 13.04 and 13.05, to the extent they relate to the giving of an Opinion of Counsel.

          "Paying Agent" has the meaning provided in Section 2.03.
           ------------

          "Permitted Interest Rate or Currency Agreement" of any Person means
           ---------------------------------------------
any Interest Rate or Currency Agreement entered into with one or more financial institutions in the ordinary course of business that is designed to protect such Person against fluctuations in interest rates or currency exchange rates with respect to Indebtedness Incurred and which shall have a notional amount no greater than the payments due with respect to the Indebtedness being hedged thereby, or in the case of currency protection agreements, against currency exchange rate fluctuations in the ordinary course of business relating to then existing financial obligations or then existing or sold production and not for purposes of speculation.

          "Permitted Investment" means an Investment by the Company or any
           --------------------
Restricted Subsidiary in

          (1) the Company, a Subsidiary Guarantor, a Wholly Owned Subsidiary or a Person that will, upon the making of such Investment, become a Wholly Owned Subsidiary; provided, however, that the primary business of such Restricted Subsidiary is a Related Business;

          (2) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Company, a Subsidiary Guarantor or a Wholly Owned Subsidiary; provided, however, that such Person's primary business is a Related Business;

          (3)  Temporary Cash Investments;

          (4) receivables owing to the Company or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Company or any such Restricted Subsidiary deems reasonable under the circumstances;

          (5) payroll, travel and similar advances to cover matters that are expected at the time of such advances ul-timately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

          (6) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary or in satisfaction of judgments;

          (7) any consolidation or merger of a Wholly Owned Subsidiary of the Company to the extent otherwise permitted under this Indenture;

          (8) any investment made as a result of the receipt of non-cash consideration from an Asset Disposition that was made pursuant to and in compliance with Section 4.15;

          (9)  Investments in Permitted Interest Rate or Currency Agreements;

          (10) other Investments in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (10) since the date of this Indenture, not to exceed $5.0 million.

          "Person" means any individual, corporation, partnership, limited
           ------
liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Preferred Stock," as applied to the Capital Stock of any Person,
           ---------------
means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

          "principal" of a Note means the principal of the Note plus the
           ---------
premium, if any, payable on the Note which is due or overdue or is to become due at the relevant time.

          "Private Exchange Notes" has the meaning provided in the Appendix.
           ----------------------

          "Public Equity Offering" means an underwritten primary public offering
           ----------------------
of common stock of the Company pursuant to an effective registration statement under the Securities Act.

          "Record Date" means each Record Date specified in the Notes, whether
           -----------
or not a Legal Holiday.

          "Redemption Date," when used with respect to any Note to be redeemed,
           ---------------
means the date fixed for such redemption pursuant to this Indenture and the Notes.

          "Redemption Price," when used with respect to any Note to be redeemed,
           ----------------
means the price fixed for such redemption pursuant to this Indenture and the Notes.

          "Refinance" means, in respect of any Indebtedness, to refinance,
           ---------
extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.

          "Refinancing Indebtedness" means Indebtedness that Refinances any
           ------------------------
Indebtedness of the Company or any Restricted Subsidiary existing on the Issue Date or Incurred in compliance with this Indenture, including Indebtedness that Refinances Refinancing Indebtedness; provided, however, that

          (1) such Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced,

          (2) such Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being Refinanced, and

          (3) such Refinancing Indebtedness has an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if Incurred with original issue discount, the aggregate accreted value) then outstanding or committed (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being Refinanced;

provided, further, however, that Refinancing Indebtedness shall not include (x) Indebtedness of a Subsidiary that Refinances Indebtedness of the Company or (y) Indebtedness of the Company or a Restricted Subsidiary that Refinances Indebtedness of an Unrestricted Subsidiary.

          "Registrar" has the meaning provided in Section 2.03.
           ---------

          "Registration Rights Agreement" has the meaning set forth in the
           -----------------------------
Appendix.

          "Regulation S" means Regulation S under the Securities Act.
           ------------

          "Related Business" means any business related, ancillary or
           ----------------
complementary to the businesses of the Company and the Restricted Subsidiaries on the Issue Date.

          "Representative" means any trustee, agent or representative (if any)
           --------------
for an issue of Senior Indebtedness of the Company.

          "Restricted Payment" with respect to any Person means
           ------------------

          (1) the declaration or payment of any dividends or any other distributions of any sort in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving such Person) or similar payment to the direct or indirect holders of its Capital Stock (other than dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock) and dividends or distributions payable solely to the Company or a Restricted Subsidiary, and other than pro rata dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation)),

          (2) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company held by any Person or of any Capital Stock of a Restricted Subsidiary held by any Affiliate of the Company (other than a Restricted Subsidiary), including the exercise of any option to exchange any Capital Stock (other than into Capital Stock of the Company that is not Disqualified Stock),

          (3) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sink-ing fund payment of any Subordinated Obligations (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition), or

          (4) the making of any Investment in any Person (other than a Permitted Investment).

          "Restricted Subsidiary" means any Subsidiary of the Company that is
           ---------------------
not an Unrestricted Subsidiary.

          "Rule 144A" means Rule 144A under the Securities Act.
           ---------

          "Sale/Leaseback Transaction" means an arrangement relating to property
           --------------------------
now owned or hereafter acquired whereby the Company or a Restricted Subsidiary transfers such property to a Person and the Company or a Restricted Subsidiary leases it from such Person.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
successor statute or statutes thereto.

          "Senior Indebtedness" of a Person means
           -------------------

          (1) Indebtedness of such Person, whether outstanding on the Issue Date or thereafter Incurred,

          (2) accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person to the extent post-filing interest is allowed in such proceeding) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable unless, in the case of (1) and (2), in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are subordinate in right of payment to the Notes, and

          (3)  obligations of such Person under the Credit Facility;

provided, however, that Senior Indebtedness shall not include

          (1)  any obligation of such Person to any Subsidiary,

          (2) any liability for Federal, state, local or other taxes owed or owing by such Person,

          (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities),

          (4) any Indebtedness of such Person (and any accrued and unpaid interest in respect thereof) which is subordinate or junior in any respect to any other Indebtedness or other obligation of such Person, or

          (5) that portion of any Indebtedness which at the time of Incurrence is Incurred in violation of this Indenture.

          "Senior Subordinated Indebtedness" means (i) with respect to the
           --------------------------------
Company, the Notes and any other Indebtedness of the Company that specifically provides that such Indebtedness is to have the same rank as the Notes in right of payment and is not subordinated by its terms in right of payment to any Indebtedness or other obligation of the Company which is not Senior Indebtedness and (ii) with respect to any Subsidiary Guarantor, the Subsidiary Guarantees and any other Indebtedness of such Subsidiary Guarantor that specifically provides that such Indebtedness is to have the same rank as the Subsidiary Guarantees in right of payment and is not subordinated by its term in right or payment to any Indebtedness or other obligation of such Subsidiary Guarantor which is not Senior Indebtedness.

          "Significant Subsidiary" means any Restricted Subsidiary that would be
           ----------------------
a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

          "Stated Maturity" means, with respect to any security, the date
           ---------------
specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

          "Subordinated Obligation" means any Indebtedness of the Company
           -----------------------
(whether outstanding on the Issue Date or thereafter Incurred) which is subordinate or junior in right of payment to the Notes pursuant to a written agreement to that effect.

          "Subsidiary" means, in respect of any Person, any corporation,
           ----------
association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by

          (1)  such Person,

          (2)  such Person and one or more Subsidiaries of such Person, or

          (3)  one or more Subsidiaries of such Person.

          "Subsidiary Guarantee" means a guarantee by a Subsidiary Guarantor of
           --------------------
the Company's obligations with respect to the Notes.

          "Subsidiary Guarantors" means (1) each of the Company's Restricted
           ---------------------
Subsidiaries providing guarantees under the Credit Facility on the Issue Date and (2) any Person that becomes a Restricted Subsidiary of the Company and provides a guarantee under the Credit Facility that pursuant to Section 4.16 or otherwise in the future executes a supplemental indenture in which such Restricted Subsidiary unconditionally guarantees on a senior subordinated basis the Company's obligations under the Notes and this Indenture; provided that any Person constituting a Subsidiary Guarantor as described above shall cease to constitute a Subsidiary Guarantor when its respective Subsidiary Guarantee is released in accordance with the terms of this Indenture.

          "Successor Company" shall have the meaning provided in Section 5.01.
           -----------------

          "Temporary Cash Investments" means any of the following:
           --------------------------

          (1) any investment in direct obligations of the United States of America or any agency thereof or obliga-tions guaranteed by the United States of America or any agency thereof,

          (2) investments in time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50,000,000 (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor,

          (3) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (1) above entered into with a bank meeting the qualifications described in clause (2) above,

          (4) investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard and Poor's Ratings Group, and

          (5) investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's Ratings Group or "A" by Moody's Investors Service, Inc.

          "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S.C.
           ---
Sections 77aaa-77bbbb), as in effect on the date of this Indenture.

          "Trust Officer" means any authorized officer of the Trustee assigned
           -------------
by the Trustee to administer this Indenture, or in the case of a successor trustee, an authorized officer assigned to the department, division or group performing the corporation trust work of such successor and assigned to administer this Indenture.

          "Trustee" means the party named as such in this Indenture until a
           -------
successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

          "Unrestricted Subsidiary" means
           -----------------------

          (1) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below, and

          (2)  any Subsidiary of an Unrestricted Subsidiary.

          The Board of Directors may designate any Subsidiary of the Company (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that either (A) the Subsidiary to be so designated has total assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, such designation would be permitted under the covenant described under Section 4.10.

          The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such designation (x) the Company could Incur $1.00 of additional Indebtedness under paragraph (a) of Section 4.13 and (y) no Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the resolution of the Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

          "U.S. Dollar Equivalent" means with respect to any monetary amount in
           ----------------------
a currency other than U.S. dollars, at any time for determination thereof, the amount of U.S. dollars obtained by converting such foreign currency involved in such computation into U.S. dollars at the spot rate for the purchase of U.S. dollars with the applicable foreign currency as published in The Wall Street Journal in the "Exchange Rates" column under the heading "Currency Trading" on the date two Business Days prior to such determination.

          Except as described in Section 4.13, whenever it is necessary to determine whether the Company has complied with any covenant in this Indenture or a Default has occurred and an amount is expressed in a currency other than U.S. dollars, such amount will be treated as the U.S. Dollar Equivalent determined as of the date such amount is initially determined in such currency.

          "U.S. Government Obligations" means direct obligations (or
           ---------------------------
certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

          "U.S. Legal Tender" means such coin or currency of the United States
           -----------------
of America as at the time of payment shall be legal tender for the payment of public and private debts.

          "Voting Stock" of a Person means all classes of Capital Stock or other
           ------------
interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

          "Wholly Owned Subsidiary" means a Restricted Subsidiary all the
           -----------------------
Capital Stock of which (other than directors' qualifying shares) is owned by the Company or one or more Wholly Owned Subsidiaries.

SECTION 1.02.  Incorporation by Reference of TIA.
               ---------------------------------

          Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in, and made a part of, this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Notes.

          "indenture security holder" means a Holder or a Noteholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company or any other obligor on the Notes.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.03.  Rules of Construction.
               ---------------------

          Unless the context otherwise requires:

          (1)  a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP as in effect from time to time;

          (3)  "or" is not exclusive;

          (4) words in the singular include the plural, and words in the plural include the singular;

          (5) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (6) reference to Sections or Articles means reference to such Section or Article in this Indenture, unless stated otherwise.

SECTION 1.04.  One Class of Securities.
               -----------------------

          The Initial Notes, the Private Exchange Notes, if any, and the Exchange Notes shall vote and consent together on all matters as one class and none of the Initial Notes, the Private Exchange Notes, if any, or the Exchange Notes shall have the right to vote or consent as a separate class on any matter.

                                  ARTICLE TWO

                                   THE NOTES

SECTION 2.01.  Form and Dating.
               ---------------

          (a) Provisions relating to the Initial Notes, the Private Exchange Notes and the Exchange Notes are set forth in the Rule 144A/Regulation S Appendix attached hereto (the "Appendix"), which is hereby incorporated in and
                               --------
expressly made a part of this Indenture. The Initial Notes and the corresponding Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Exchange Notes, the Private Exchange Notes
            ---------
and the corresponding Trustee's certificate of authentication shall be substantially in the form of Exhibit B hereto. The Notes may have notations,
                             ---------
legends or endorsements required by law, stock exchange rule, agreements to which the Company are subject, if any, or depository rule or usage. The Company shall approve the forms of the Notes and any notation, legend or endorsement on them. Each Note shall be dated the date of its issuance and shall show the date of its authentication.

          (b) The terms and provisions contained in the Appendix and in the forms of the Notes, annexed hereto as Exhibits A and B, shall constitute, and
                                      ----------     -
are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

SECTION 2.02.  Execution and Authentication; Aggregate
               Principal Amount.
               ---------------------------------------

          Two Officers, or an Officer and an Assistant Secretary, shall sign, or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to, the Notes for the Company by manual or facsimile signature.

          If an Officer or Assistant Secretary whose signature is on a Note was an Officer or Assistant Secretary at the time of such execution but no longer holds that office or position at the time the Trustee authenticates the Note, the Note shall nevertheless be valid.

          On the Issue Date, the Trustee shall authenticate and deliver $200.0 million of 13% Series A Senior Subordinated Notes due 2009 in the form of Initial Notes. In addition, at any time, and from time to time, the Trustee shall authenticate and deliver Notes upon a written notice of the Company, for original issuance in the aggregate principal amount specified in such order for original; provided that Exchange Notes and Private Exchange Notes shall be issuable only upon the valid surrender for cancellation of such Initial Notes of a like aggregate principal amount. Any such order shall specify the amount of the Notes to be authenticated and the date on which the original issue of Notes is to be authenticated.

          A Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Note. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

          The Trustee may appoint an authenticating agent (the "Authenticating
                                                                --------------
Agent") reasonably acceptable to the Company to authenticate Notes.  Unless
-----
otherwise provided in the appointment, an Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent. An Authenticating Agent has the same rights as an Agent to deal with the Company and Affiliates of the Company.

          The Notes shall be issuable in fully registered form only, without coupons, in denominations of $1,000 and any integral multiple thereof.

SECTION 2.03.  Registrar and Paying Agent.
               --------------------------

          The Company shall maintain or designate an office or agency in accordance with Section 4.02 (which shall be located in the Borough of Manhattan in the City of New York, State of New York and which may be the office of the Trustee) where Notes may be presented or surrendered for registration of transfer or for exchange ("Registrar") and Notes may be presented or surrendered
                           ---------
for payment ("Paying Agent").  The Registrar shall keep a register of the Notes
              ------------
and of their transfer and exchange. The Company may have one or more co-Registrars and one or more additional paying agents. The term "Paying Agent" includes any additional Paying Agent. Either the Company or any of its Affiliates may act as Paying Agent or Registrar, except that for purposes of Articles Three and Eight and Sections 4.14, 4.15 and 4.23, neither the Company nor any of the Subsidiary Guarantors or their respective Affiliates shall act as Paying Agent. The Company may change any Paying Agent or Registrar without notice to any Holder.

          The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which agreement shall incorporate the provisions of the TIA and implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such.

          The Company initially appoints the Trustee as Registrar and Paying Agent, until such time as the Trustee has resigned or a successor has been appointed. The Paying Agent or Registrar may resign upon 30 days notice to the Company.

SECTION 2.04.  Paying Agent To Hold Assets in Trust.
               ------------------------------------

          The Company shall require each Paying Agent (other than the Trustee) to agree in writing that each Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, or interest on, the Notes (whether such assets have been distributed to it by the Company, the Subsidiary Guarantors or any other obligor on the Notes), and the Company and the Paying Agent shall notify the Trustee of any Default by the Company or the Subsidiary Guarantors (or any other obligor on the Notes) in making any such payment. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and to account for any assets disbursed. The Trustee may, and upon direction of a majority of the Holders shall, at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company, the Subsidiary Guarantors or any other obligor on the Notes to the Paying Agent, the Paying Agent shall have no further liability for such assets.

SECTION 2.05.  Noteholder Lists.
               ----------------

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders, and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Reg-istrar, the Company shall furnish or cause the Registrar to furnish to the Trustee before each Record Date and at such other times as the Trustee may request in writing a list as of such date and in such form as the Trustee may reasonably require of the names and addresses of the Holders, which list may be conclusively relied upon by the Trustee and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.06.  Replacement Notes.
               -----------------

          If a mutilated Note is surrendered to the Trustee or if the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, subject to the terms of the next succeeding sentence, the Company shall issue and the Trustee shall authenticate a replacement Note if the Trustee's reasonable requirements for replacement Notes are met. If required by the Trustee or the Company, such Holder must provide an affidavit of lost certificate and an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee, any Agent or any Authenticating Agent from any loss which any of them may suffer if a Note is replaced. The Company and the Trustee may charge such Holder for their out-of-pocket expenses in replacing a Note, including reasonable fees and expenses of counsel, and for any tax that may be imposed in replacing such Notes. Every replacement Note shall constitute an additional obligation of the Company and shall be entitled to all benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

SECTION 2.07.  Outstanding Notes.
               -----------------

          Notes outstanding at any time are all the Notes that have been authenticated by the Trustee except those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding.
Subject to the provisions of Section 2.08, a Note does not cease to be outstanding because the Company, any Subsidiary Guarantor or any of their respective Affiliates holds the Note.

          If a Note is replaced pursuant to Section 2.06 (other than a mutilated Note surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser. A mutilated Note ceases to be outstanding upon surrender of such Note and replacement thereof pursuant to Section 2.06.

          Except as otherwise provided in Article Eight of this Indenture, if on a Redemption Date or the Maturity Date the Paying Agent holds U.S. Legal Tender or U.S. Government Obligations sufficient to pay all of the principal and interest due on the Notes payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Notes shall cease to be outstanding and interest on them shall cease to accrue.

SECTION 2.08.  Treasury Notes.
               --------------

          In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver, consent or notice, Notes owned by the Company, any Subsidiary Guarantor or any of their respective Affiliates shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver, consent or notice, only Notes which a Trust Officer of the Trustee actually knows are so owned shall be so considered. The Company shall promptly give the Trustee written notice upon the acquisition by the Company, any Subsidiary Guarantor or any of their respective Affiliates of any Notes.

SECTION 2.09.  Temporary Notes.
               ---------------

          Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall, upon receipt of a written order by the Company, authenticate temporary Notes. The Company's order to authenticate shall specify the amount of temporary Notes to be authenticated and the date on which the temporary Notes are to be authenticated. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company consider appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate upon receipt of a written order of the Company pursuant to Section 2.02 definitive Notes in exchange for, and upon surrender of, temporary Notes. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes authenticated and delivered hereunder.

SECTION 2.10.  Cancellation.
               ------------

          The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel and, at the written direction of the Company, shall dispose of all Notes surrendered for transfer, exchange, payment or cancellation. Subject to Section 2.06, the Company may not issue new Notes to replace Notes that it has paid or delivered to the Trustee for cancellation. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.10.

SECTION 2.11.  Defaulted Interest.
               ------------------

          If the Company defaults in a payment of interest on the Notes (without regard to any grace period therefor), it shall pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest to the Persons who are Holders on a subsequent special record date, which date shall be no less than 10 days preceding the date fixed by the Company for the payment of defaulted interest or the next succeeding Business Day if such date is not a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder, as of a recent date selected by the Company, with a copy to the Trustee, a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

          Alternatively, the Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee and the Paying Agent of the proposed payment pursuant to this clause, such manner shall be deemed practicable by the Trustee and the Paying Agent.

SECTION 2.12.  CUSIP Number.
               ------------

          The Company in issuing the Notes may use "CUSIP" numbers, and if so, the Trustee shall use such CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of such CUSIP numbers printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee of any change in a CUSIP number.

SECTION 2.13.  Deposit of Moneys.
               -----------------

          Prior to 9:00 a.m. New York City time on each Interest Payment Date and on the Maturity Date, the Company shall deposit with the Paying Agent in immediately available funds U.S. Legal Tender sufficient to make cash payments, if any, due on such Interest Payment Date or Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date or Maturity Date, as the case may be.

                                 ARTICLE THREE

                                   REDEMPTION

SECTION 3.01.  Notices to Trustee.
               ------------------

          If the Company elects to redeem Notes pursuant to Section 3.07 of this Indenture and Paragraph 5 of the Notes, it shall notify the Trustee and the Paying Agent in writing of the Redemption Date and the principal amount of the Notes to be redeemed.

          The Company shall give each notice provided for in this Section 3.01 at least 45 days before the Redemption Date (unless a shorter notice period shall be satisfactory to the Trustee, as evidenced in a writing signed on behalf of the Trustee), together with an Officers' Certificate stating that such redemption shall comply with the conditions contained herein and in the Notes.

SECTION 3.02.  Selection of Notes To Be Redeemed.
               ---------------------------------

          If fewer than all of the Notes are to be redeemed, selection of the Notes to be redeemed will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not then listed on a national securities exchange, on a pro rata basis, by lot or in such other fair and reasonable manner chosen at the discretion of the Trustee; provided, however, that if a partial redemption is made with the proceeds of a Public Equity Offering, selection of the Notes or portion thereof for redemption shall be made by the Trustee only on a pro rata basis, unless such method is otherwise prohibited.

          The Trustee shall make the selection from the Notes outstanding and not previously called for redemption and shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Notes that have denominations larger than $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 3.03.  Notice of Redemption.
               --------------------

          At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first class mail, postage prepaid, to each Holder whose Notes are to be redeemed at its registered address, with a copy to the Trustee and any Paying Agent. At the Company's written request no less than 35 days prior to the Redemption Date (or such shorter period as may be acceptable to the Trustee), the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

          Each notice for redemption shall identify the Notes to be redeemed and shall state:

          (1) the Redemption Date;

          (2) the Redemption Price and the amount of accrued interest, if any, to be paid;

          (3) the name and address of the Paying Agent;

          (4) the subparagraph of the Notes and/or Section of this Indenture pursuant to which such redemption is being made;

          (5) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price plus accrued interest, if any;

          (6) that, unless the Company defaults in making the redemption payment, interest on Notes called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Notes is to receive payment of the Redemption Price plus accrued interest, if any, upon surrender to the Paying Agent of the Notes redeemed;

             (7) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date, and upon surrender of such Note, a new Note or Notes in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

             (8) if fewer than all the Notes are to be redeemed, the aggregate principal amount of Notes to be redeemed and the aggregate principal amount of Notes to be outstanding after such partial redemption and, if the redemption is not made pro rata, the identification of the particular Notes (or portion thereof) to be redeemed; and

             (9) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

SECTION 3.04.    Effect of Notice of Redemption.
                 ------------------------------

          Once notice of redemption is mailed in accordance with Section 3.03, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price plus accrued interest, if any. Upon surrender to the Trustee or Paying Agent, such Notes called for redemption shall be paid at the Redemption Price plus accrued interest to the Redemption Date payable thereon, if any. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

SECTION 3.05.    Deposit of Redemption Price.
                 ---------------------------

          On or before 9:00 a.m. New York City time on the Redemption Date, the Company shall deposit with Trustee or Paying Agent in immediately available funds U.S. Legal Tender sufficient to pay the Redemption Price plus accrued interest, if any, of all Notes to be redeemed on that date (other than Notes or portions of Notes called for redemption which have been delivered by the Company to the Trustee for cancellation). The Trustee or Paying Agent shall promptly return to the Company any U.S. Legal Tender so deposited which is not required for that purpose, except with respect to monies owed as obligations to the Trustee pursuant to Article Seven.

          If the Company complies with the preceding paragraph, then, unless the Company defaults in the payment of such Redemption Price plus accrued interest, if any, interest on the Notes to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Notes are presented for payment.

SECTION 3.06.  Notes Redeemed in Part.
               ----------------------

          Upon surrender of a Note that is to be redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder a new Note or Notes equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.07.  Optional Redemption.
               -------------------

          The Notes shall not be redeemable at the Company's option except as set forth in the optional redemption provisions set forth in Paragraph 5 of the Notes.

                                  ARTICLE FOUR

                                   COVENANTS

SECTION 4.01.  Payment of Notes.
               ----------------

          The Company shall pay or cause to be paid the principal of and interest on the Notes on the dates and in the manner provided in the Notes and in this Indenture. An installment of principal of or interest on the Notes shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company, any Subsidiary Guarantor or any of their respective Affiliates) holds on that date U.S. Legal Tender designated for and sufficient to pay the installment in full and is not prohibited from paying such money to the Holders pursuant to the terms of this Indenture.

SECTION 4.02.  Maintenance of Office or Agency.
               -------------------------------

          The Company shall maintain in the Borough of Manhattan, the City of New York, an the office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company or the Subsidiary Guarantors in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13.02.

          The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such additional designations, provided that no such designation or recission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York. The Company shall give prompt written notice to the Trustee of any such designation or recission and of any change in the location of any such other office or agency.

          The Company hereby designates the corporate trust office of the Trustee as one such office or agency of the Company in accordance with Section
2.03 hereof.

SECTION 4.03.  Corporate Existence.
               -------------------

          Except as otherwise permitted by Article Five, the Company shall do or shall cause to be done, at its own cost and expense, all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, limited liability company or partnership or other existence of each Restricted Subsidiary in accordance with the respective organizational documents of each of them (as the same may be amended from time to time) and the material rights (charter and statutory) and franchises of the Company and the Restricted Subsidiaries; provided, however, that the Company or any Restricted Subsidiary shall not be required to preserve any right or franchise, or the corporate, limited liability company, partnership or other existence of any Restricted Subsidiary, if the Board of Directors of the Company shall in its sole discretion determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole.

SECTION 4.04.  Payment of Taxes and Other Claims.
               ---------------------------------

          The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of its Restricted Subsidiaries or properties of it or any of its Restricted Subsidiaries and (ii) all lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of it or any of its Restricted Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted for which reserves, to the extent required under and in accordance with GAAP, have been taken.

SECTION 4.05.  Maintenance of Properties and Insurance.
               ---------------------------------------

          (a) The Company shall, and shall cause each of its Restricted Subsidiaries to, maintain its or their material properties in good working order and condition (subject to ordinary wear and tear) and make all necessary repairs, renewals, replacements, additions, betterments and improvements thereto; provided, however, that nothing in this Section 4.05 shall prevent the Company or any of its Restricted Subsidiaries from discontinuing the operation and maintenance of any of its or their properties, if such discontinuance is, in the reasonable good faith judgment of the Company, desirable in the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole.

          (b) The Company shall provide, or cause to be provided, for itself and each of its Restricted Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith judgment of the Board of Directors of the Company is adequate and appropriate for the conduct of the business of the Company and its Restricted Subsidiaries.

SECTION 4.06.  Compliance Certificate; Notice of Default.
               -----------------------------------------

          The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Restricted Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company and the Subsidiary Guarantors have kept, observed, performed and fulfilled their obligations under this Indenture and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge, neither the Company nor any Subsidiary

Guarantor is in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company or such Subsidiary Guarantors is taking or proposes to take with respect thereto).

SECTION 4.07.  Compliance with Laws.
               --------------------

          The Company shall comply, and shall cause each of its Restricted Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of its and their respective businesses and the ownership of its and their respective properties, except for such noncompliances as are not in the aggregate reasonably likely to have a material adverse effect on the financial condition or results of operations of the Company and its Restricted Subsidiaries, taken as a whole.

SECTION 4.08.  SEC Reports.
               -----------

          Whether or not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the SEC (unless such filing is not permitted under the Exchange Act) within the time periods specified in the SEC's rules and regulations and provide the Trustee and the holders of the Notes, within 15 days thereafter, with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections.

          In addition, for so long as any Notes remain outstanding, the Company shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, and, to any beneficial owner of Notes, if not obtainable from the SEC, information of the type that would be filed with the SEC pursuant to the foregoing provisions, upon the request of any such holder.

SECTION 4.09.  Waiver of Stay, Extension or Usury Laws.
               ---------------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenant that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.10.  Limitation on Restricted Payments.
               ---------------------------------

          (a) The Company shall not, and shall not permit any Restricted Subsidiary, directly or indirectly, to make a Restricted Payment if at the time the Company or such Restricted Subsidiary makes such Restricted Payment:

          (1) a Default shall have occurred and be continuing (or would result therefrom);

          (2) the Company is not able to Incur an additional $1.00 of Indebtedness pursuant to paragraph (a) of Section 4.13 or

          (3) the aggregate amount of such Restricted Payment and all other Restricted Payments since the Issue Date would exceed the sum of (without duplication):

              (A) 50% of the Consolidated Net Income accrued during the period (treated as one accounting period) from the beginning of the fiscal quarter immediately following the fiscal quarter during which the Issue Date occurred to the end of the most recent fiscal quarter ending at least 45 days prior to the date of such Restricted Payment for which the financial statements have either been included in a report filed with the SEC or filed with the Trustee (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit);

              (B) 100% of the aggregate Net Cash Proceeds received by the Company from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to the Issue Date (other than an issuance or sale to a Subsidiary of the Company and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees);

               (C) 100% of the aggregate Net Cash Proceeds received by the Company from the issue, sale or exercise of its Capital Stock (other than Disqualified Stock) to or by an employee stock ownership plan subsequent to the Issue Date; provided, however, that if such employee stock ownership plan Incurs any Indebtedness to finance the purchase or exercise of such Capital Stock, such Net Cash Proceeds shall be included only to the extent that any such proceeds are equal to any increase in the Consolidated Net Worth resulting from principal repayments made by such employee stock ownership plan with respect to Indebtedness Incurred by it to finance the purchase or exercise of such Capital Stock;

               (D) the amount by which Indebtedness of the Company or its Restricted Subsidiaries (other than Indebtedness owed to the Company or a Restricted Subsidiary) is reduced on the Company's balance sheet upon the conversion or exchange (other than by a Subsidiary of the Company) subsequent to the Issue Date of any Indebtedness of the Company or its Restricted Subsidiary convertible or exchangeable for Capital Stock (other than Disqualified Stock) of the Company (less the amount of any cash, or the fair value of any other property, distributed by the Company upon such conversion or exchange); and

               (E) an amount equal to the sum of (1) the net reduction in Investments in Unrestricted Subsidiaries resulting from dividends, repayments of loans or advances or other transfers of assets, in each case to the Company or any Restricted Subsidiary from Unrestricted Subsidiaries, and (2) the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of an Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that the foregoing sum shall not exceed, in the case of any Unrestricted Subsidiary, the amount of Investments previously made (and treated as a Restricted Payment) by the Company or any Restricted Subsidiary in such Unrestricted Subsidiary.

          (b)  The provisions of the foregoing paragraph (a) shall not prohibit:

          (1) any acquisition of any Capital Stock or Subordinated Obligation of the Company made out of the proceeds of the substantially concurrent sale of, or made by exchange for, Capital Stock of the Company (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Company or an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees); provided, however, that (A) such acquisition of Capital Stock shall be excluded in the calculation of the amount of Restricted Payments and (B) the Net Cash Proceeds from such sale shall be excluded from the calculation of amounts under clause (3)(B) of paragraph (a) above;

          (2) any purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Obligations made by exchange for, or out of the proceeds of the substantially concurrent sale of, Indebtedness of the Company which is permitted to be Incurred pursuant to Section 4.13; provided, however, that such purchase, repurchase, redemption, defeasance or other acquisition or retirement for value shall be excluded in the calculation of the amount of Restricted Payments;

          (3) dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividend would have complied with this covenant, provided, however, that at the time of payment of such dividend, no other Default shall have occurred and be continuing (or result therefrom); provided, further, however, that such dividend shall be included in the calculation of the amount of Restricted Payments;

          (4) the acquisition by the Company of shares of common stock of the Company to be contributed by the Company on behalf of its employees to employee benefit programs; provided that in each such case the amount to be purchased shall not exceed 5% of the compensation of such employee in any fiscal year; provided, further, however, that such acquisitions shall be excluded in the calculation of the amount of Restricted Payments; or

          (5) the Company or any Restricted Subsidiary of the Company from making Restricted Payments, in addition to Restricted Payments permitted by clause (1) through (4) above, not in excess of $5.0 million in the aggregate after the date of this Indenture.

SECTION 4.11.  Limitation on Restrictions on Distributions
               from Restricted Subsidiaries.
               -------------------------------------------

          The Company shall not, and shall not permit any Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions on its Capital Stock to the Company or a Restricted Subsidiary or pay any Indebtedness owed to the Company or any other Restricted Subsidiary, (b) make any loans or advances to the Company or (c) transfer any of its property or assets to the Company or any other Restricted Subsidiary, except:

          (1) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the Issue Date, including the Credit Facility;

          (2) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to an agreement relating to any Indebtedness Incurred by such Restricted Subsidiary on or prior to the date on which such Restricted Subsidiary was acquired by the Company (other than Indebtedness Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company) and outstanding on such date;

          (3) any encumbrance or restriction pursuant to an agreement effecting a Refinancing of Indebtedness Incurred pursuant to an agreement referred to in clause (1) or (2) of this covenant or this clause (3) or contained in any amendment to an agreement referred to in clause (1) or (2) of this covenant or this clause (3); provided, however, that the encumbrances and restrictions with respect to such Restricted Subsidiary contained in any such refinancing agreement or amendment are no less favorable to the

     Noteholders than encumbrances and restrictions with respect to such Restricted Subsidiary contained in such predecessor agreements;

          (4) any such encumbrance or restriction consisting of customary non-assignment provisions in leases governing leasehold interests to the extent such provisions restrict the transfer of the lease or the property leased hereunder;

          (5) in the case of clause (c) above, restrictions contained in security agreements or mortgages securing Indebtedness of a Restricted Subsidiary to the extent such restrictions restrict the transfer of the property subject to such security agreements or mortgages; and

          (6) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition.

SECTION 4.12.  Limitation on Transactions with Affiliates.
               ------------------------------------------

          (a) The Company shall not, and shall not permit any Restricted Subsidiary to, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property, employee compensation arrangements or the rendering of any service) with any Affiliate of the Company (an "Affiliate Transaction") unless the terms thereof
     ---------------------

          (1) are no less favorable to the Company or such Restricted Subsidiary than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not such an Affiliate;

          (2) if such Affiliate Transaction involves an amount in excess of $2.0 million, (x) are set forth in writing and (y) have been approved by a majority of the members of the Board of Directors having no personal stake in such Affiliate Transaction; and

          (3) if such Affiliate Transaction involves an amount in excess of $10.0 million, have been determined by a nationally recognized investment banking firm to be fair, from a financial standpoint, to the Company and its Restricted Subsidiaries.

          (b)  The provisions of the foregoing paragraph (a) shall not prohibit:

          (1) any Restricted Payment permitted to be paid pursuant to Section 4.10;

          (2) any employment agreement or employee benefit arrangement with any officer or director entered into in the ordinary course of business and consistent with past practice;

          (3) the payment of reasonable fees to directors of the Company and its Restricted Subsidiaries who are not employees of the Company or its Restricted Subsidiaries;

          (4) any Affiliate Transaction between the Company and a Wholly Owned Subsidiary or between Wholly Owned Subsidiaries;

          (5) the issuance or sale of any Capital Stock (other than Disqualified Stock) of the Company;

          (6) reasonable and customary indemnification of officers and directors of the Company or any Restricted Subsidiary pursuant to bylaws, statutory provisions or indemnification agreements;

          (7) purchases and sales of goods and services in the ordinary course of business on terms customary in the industry;

          (8) any transaction pursuant to agreements in effect on the Issue Date; and

          (9) written agreements entered into or assumed in connection with acquisitions of other businesses with persons who were not Affiliates prior to such transactions.

SECTION 4.13.  Limitation on Indebtedness.
               --------------------------

          (a) The Company shall not, and shall not permit any Restricted Subsidiary to, Incur, directly or indirectly, any Indebtedness; provided, however, that the Company and the Subsidiary Guarantors may Incur Indebtedness if, on the date of such Incurrence and after giving effect thereto on a pro forma basis, no Default or Event of Default has occurred and is continuing and the Consolidated Coverage Ratio exceeds 2.25 to 1.0.

          (b) Notwithstanding the foregoing paragraph (a), so long as no Default or Event of Default has occurred and is continuing, the Company and the Restricted Subsidiaries may Incur any or all of the following Indebtedness:

          (1) Indebtedness of the Company and any borrower under the Credit Facility incurred pursuant to the Credit Facility; provided, however, that, after giving effect to any such Incurrence, the aggregate principal amount of such Indebtedness then outstanding does not exceed (a) in the case of the term loan facilities, $240.0 million at any one time outstanding, less the sum of all permanent repayments or reductions in commitments (so long as and to the extent that any required payments in connection therewith are actually made) theretofore made with respect to such Indebtedness, and (b) in the case of the revolving loan facility, the greater of (i) $100.0 million at any one time outstanding and (ii) the sum of (a) 50% of the book value of the inventory of the Company and its Restricted Subsidiaries and
     (b) 85% of the book value of the accounts receivable of the Company and its Restricted Subsidiaries;

          (2) Indebtedness owed to and held by the Company or a Wholly Owned Subsidiary; provided, however, that: (A) any subsequent issuance or transfer of any Capital Stock which results in any such Wholly Owned Subsidiary ceasing to be a Wholly Owned Subsidiary or any subsequent transfer of such Indebtedness (other than to the Company or a Wholly Owned Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the obligor thereon, and (B) if the Company is the obligor on such Indebtedness, such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations with respect to the Notes;

          (3) the Notes, the Exchange Notes and the Private Exchange Notes and the Subsidiary Guarantees;

          (4) Indebtedness of the Company of any of its Restricted Subsidiaries outstanding on the Issue Date (other than Indebtedness described in clause
     (1), (2) or (3) of this Section 4.13(b)) other than Indebtedness to be repaid from the proceeds of the sale of the Notes and the Credit Facility as described in the Offering Circular;

          (5) Indebtedness of a Restricted Subsidiary Incurred and outstanding on or prior to the date on which such Re stricted Subsidiary was acquired by the Company or another Restricted Subsidiary (other than Indebtedness Incurred in connection with, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company or other Restricted Subsidiary); provided, however, that on the date of such acquisition, and after giving effect thereto, the Company would have been able to Incur at least $1.00 of additional Indebtedness pursuant to clause (a) above;

          (6) Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to paragraph (a) above or pursuant to clause (3), (4) or (5) above or this clause (6); provided, however, that to the extent such Refinancing Indebtedness directly or indirectly Refinances Indebtedness of a Subsidiary Incurred pursuant to clause (5) above, such Refinancing Indebtedness shall be Incurred only by such Subsidiary;

          (7) Indebtedness consisting of Permitted Interest Rate or Currency Price Agreements;


          (8) Indebtedness consisting of guarantees provided by the Company of Indebtedness of current employees incurred to purchase Capital Stock of the Company pursuant to the Company's employee stock purchase plan in an amount not to exceed $6.0 million at any one time outstanding;

          (9) Indebtedness of Foreign Restricted Subsidiaries in an aggregate principal amount which, together with all other Indebtedness of such Foreign Restricted Subsidiaries outstanding on the date of such Incurrence does not exceed $15.0 million; provided, that the Indebtedness outstanding under this clause (9) when added to any Indebtedness outstanding pursuant to clause (10) below does not exceed $20.0 million; and

          (10) Indebtedness of the Company in an aggregate principal amount which, together with all other Indebtedness of the Company outstanding on the date of such Incurrence (other than Indebtedness permitted by clauses
     (1) through (9) above or paragraph (a)) does not exceed $15.0 million; provided, that the Indebtedness outstanding under this clause (10) when added to any Indebtedness out-standing pursuant to clause (9) above does not exceed $20.0 million.

          (c) Notwithstanding the foregoing, none of the Company or any Subsidiary Guarantor shall Incur any Indebtedness pursuant to the foregoing paragraph (b) if the proceeds thereof are used, directly or indirectly, to Refinance any Subordinated Obligations of the Company or any Subsidiary Guarantor unless such Indebtedness shall be subordinated to the Notes or the applicable Guarantee to at least the same extent as such Subordinated Obligations.

          (d) For purposes of determining compliance with the foregoing covenant, (1) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described above, the Company, in its sole discretion, will classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of the above clauses and
(2) an item of Indebtedness may be divided and classified in more than one of the types of Indebtedness described above.

          (e) For purposes of determining compliance with any U.S. dollar denominated restriction on the Incurrence of Indebtedness where the Indebtedness Incurred is denominated in a different currency, the amount of such Indebtedness will be the U.S. Dollar Equivalent determined on the date of the Incurrence of such Indebtedness, provided, however, that if any such Indebtedness denominated in a different currency is subject to a Permitted Interest Rate or Currency Agreement with respect to U.S. dollar covering all principal, premium, if any, and interest payable on such Indebtedness, the amount of such Indebtedness expressed in U.S. dollar will be as provided in such Permitted Interest Rate or Currency Agreement. The principal amount of any Refinancing Indebtedness Incurred in the same currency as the Indebtedness being Refinanced will be the U.S. Dollar Equivalent of the Indebtedness Refinanced, except to the extent that
(i) such U.S. Dollar Equivalent was determined based on a Permitted Interest Rate or Currency Agreement, in which case the Refinancing Indebtedness will be determined in accordance with the preceding sentence, and (ii) the principal amount of the Refinancing Indebtedness exceeds the principal amount of the Indebtedness being Refinanced, in which case the U.S. Dollar Equivalent of such excess will be determined on the date such Refinancing Indebtedness is Incurred.

SECTION 4.14.  Change of Control.
               -----------------

             (a) Upon a Change of Control, each Holder shall have the right to require that the Company repurchase all or any part of such Holder's Notes at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to the date of purchase, in accordance with the terms contemplated in Section 4.14(b).

             (b) Within 30 days following any Change of Control, unless the Company shall have provided an irrevocable notice of redemption to the Trustee with respect to a redemption of all the outstanding Notes at a time when such redemption is permitted under this Indenture pursuant to the provisions of Sections 3.03 and 3.04, the Company shall mail a notice to each Holder with a copy to the Trustee (the "Change of Control Offer") stating:
                          -----------------------

             (1) that a Change of Control has occurred and that such Holder has the right to require the Company to purchase such Holder's Notes at a purchase price in cash equal to 101% of the principal amount (the "Change
                                                                        ------
     of Control Purchase Price") thereof plus accrued and unpaid interest, if
     -------------------------
     any, to the date of purchase (subject to the right of holders of record on the relevant record date to receive interest on the relevant interest payment date);

             (2) the circumstances and relevant facts regarding such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control);

             (3) the repurchase date (the "Change of Control Purchase
                                           --------------------------
     Date")(which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and

             (4) the instructions determined by the Company, consistent with the covenant described hereunder, that a Holder must follow in order to have its Notes purchased.

             The Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

          (c) On or before the Change of Control Purchase Date, the Company shall, to the extent lawful, (i) accept for payment Notes or portions thereof properly tendered and not validly withdrawn pursuant to the Change of Control Offer (together with the appropriate form as provided for in Exhibit A or B),
                                                             ---------    -
(ii) deposit with the Trustee or Paying Agent an amount in U.S. Legal Tender sufficient to pay the Change of Control Purchase Price (together with accrued and unpaid interest, if any), of all Notes so tendered and (iii) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate listing the Notes or portions thereof being purchased by the Company. The Trustee or Paying Agent promptly will pay the Holders of Notes so accepted an amount equal to the Change of Control Purchase Price (together with accrued and unpaid interest, if any), and the Trustee promptly will authenticate and deliver to such Holders a new Note equal in principal amount to any unpurchased portion of the Note surrendered. Any Notes not so accepted will be delivered promptly by the Company to the Holders thereof.

          (d) On the Change of Control Purchase Date, all Notes purchased by the Company under this Section 4.14 shall be delivered to the Trustee for cancellation, and the Company shall pay or cause to be paid the purchase price plus accrued and unpaid interest, if any, to the Holders entitled thereto.

          (e) At the time the Company delivers Notes to the Trustee which are to be accepted for purchase, the Company shall also deliver an Officers' Certificate stating that such Notes are to be accepted by the Company pursuant to and in accordance with the terms of this Section 4.14. A Note shall be deemed to have been accepted for purchase at the time the Trustee, directly or through an agent, mails or delivers payment therefor to the surrendering Holder.

          (f) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to this Section. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

SECTION 4.15.  Limitation on Sales of Assets and
               Subsidiary Stock.
               ---------------------------------

          (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, consummate any Asset Disposition unless:

          (1) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value (including the value of all non-cash consideration), as determined in good faith by the Board of Directors, of the shares and assets subject to such Asset Disposition and at least 85% of the consideration thereof received by the Company or such Restricted Subsidiary is in the form of cash or cash equivalents and

          (2) an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by the Company (or such Restricted Subsidiary, as the case may be):

               (A) first, to either (x) the extent the Company elects (or is required by the terms of any Indebtedness), to prepay, repay, redeem or purchase (and permanently reduce the commitments thereunder) Senior Indebtedness within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Cash or (y) to the extent the Company elects, to acquire Additional Assets within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Cash; provided that, with respect to any Net Available Cash from an Asset Disposition of accounts receivable in conjunction with an Accounts Receivable Facility, the Company shall be required to apply such Net Available Cash first to prepay, repay, redeem or repurchase (and permanently reduce the commitments thereunder) Senior Indebtedness consisting of term loans under the Credit Facility and then otherwise as provided elsewhere herein (including clause (y) of this paragraph (A));

               (B) second, to the extent of the balance of such Net Available Cash after application in accordance with clause (A) above, to make an offer to the holders of the Notes (and to holders of other Senior Subordinated Indebtedness designated by the Company) to purchase Notes (and such other Senior Subordinated

          Indebtedness) pursuant to and subject to the conditions contained in this Indenture; and

               (C) third, to the extent of the balance of such Net Available Cash after application in accordance with clause (A) or (B) above, to any other application or use not prohibited by this Indenture;

provided, however, that in connection with any prepayment, repayment or purchase of Indebtedness pursuant to clause (A) above, the Company or such Restricted Subsidiary shall permanently retire such Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased.

          Notwithstanding the foregoing provisions of this Section, the Company and the Restricted Subsidiaries shall not be required to apply any Net Available Cash in accordance with this Section except to the extent that the aggregate Net Available Cash from all Asset Dispositions which are not applied in accordance with this Section exceeds $10.0 million. Pending application of Net Available Cash pursuant to this Section, such Net Available Cash shall be invested in Permitted Investments.

          For the purposes of this Section 4.15, the following are deemed to be cash or cash equivalents:

          (1) the assumption of Indebtedness of the Company or any Restricted Subsidiary and the release of the Company or such Restricted Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition, and

          (2) securities received by the Company or any Restricted Subsidiary from the transferee that are promptly converted by the Company or such Restricted Subsidiary into cash.

          (b) In the event of an Asset Disposition that requires the purchase of the Notes (and other Senior Subordinated Indebtedness) pursuant to clause
(a)(2)(B) above, the Company will be required to purchase Notes tendered pursuant to an offer by the Company for the Notes (and other Senior Subordinated Indebtedness) at a purchase price of 100% of their principal amount (without premium) plus accrued but unpaid interest (or, in respect of such other Senior Subordinated Indebtedness, such lesser price, if any, as may be provided for by the terms of such Senior Subordinated Indebtedness) in accordance with the procedures (including prorating in the event of oversubscription) set forth below (the "Asset Disposition Offer"). If the aggregate purchase price of Notes (and any
 -----------------------
other Senior Subordinated Indebtedness) tendered pursuant to such offer is less than the Net Available Cash allotted to the purchase thereof, the Company will be required to apply the remaining Net Available Cash in accordance with clause
(a)(2)(C) above. The Company shall not be required to make such an offer to purchase Notes (and other Senior Subordinated Indebtedness) pursuant to this
Section 4.15 if the Net Available Cash available therefor is less than $10.0 million (which lesser amount shall be carried forward for purposes of determining whether such an offer is required with respect to the Net Available Cash from any subsequent Asset Disposition).

          (c) With respect to any Asset Disposition Offer effected pursuant to this Section 4.15, to the extent the aggregate principal amount of Notes tendered pursuant to such Asset Disposition Offer exceeds the Net Available Cash to be applied to the repurchase thereof, such Notes shall be purchased pro rata based on the aggregate principal amount of such Notes tendered by each Holder.

          Notice of an Asset Disposition shall be mailed by the Company not more than 20 days after the obligation to make such Asset Disposition Offer arises to the Holders of Notes at their last registered addresses with a copy to the Trustee and the Paying Agent. The Asset Disposition Offer shall remain open from the time of mailing for at least 30 Days or such longer period as may be required by applicable law. The notice, which shall govern the terms of the Asset Disposition Offer, shall include such disclosures as are required by law and shall state:

          (i) that an Asset Disposition has occurred and that such Holder has the right to require the Company to purchase such Holder's Notes at a purchase price in cash equal to 100% of the principal amount (the "Asset
                                                                        -----
     Disposition Purchase Price") thereof plus accrued and unpaid interest, if
     --------------------------
     any, thereon to the date of the purchase (subject to proration as described above)

          (ii) the circumstances and relevant facts regarding such Asset Disposition;

     (iii)  the purchase date (the "Asset Disposition Purchase Date") (which
                               -------------------------------
            shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed);

     (iv) the instructions determined by the Company, consistent with the covenant described hereunder, that a Holder must follow in order to have its Notes purchased; and

     (v) information concerning the business of the Company, the most recent annual and quarterly reports of the Company filed with the SEC pursuant to the Exchange Act (or, if the Company is not permitted to file any such reports with the SEC, the comparable reports prepared pursuant to Section 4.08), a description of material developments in the Company's business, information with respect to pro forma historical financial position and results of operations after giving effect to such Asset Disposition and such other information concerning the circumstances and relevant facts regarding such Asset Disposition and Asset Disposition Offer as would, in the good faith judgment of the Company, be material to a Holder in connection with the decisions of such Holder as to whether or not it should tender Notes pursuant to the Asset Disposition Offer.

          (d) On or before the Asset Disposition Purchase Date, the Company shall, to the extent lawful, (i) accept for payment (subject to proration as described above) Notes or portions thereof properly tendered and not validly withdrawn pursuant to the Asset Disposition Offer (together with the appropriate form as provided for in Exhibit A or B), (ii) deposit with the Trustee or Paying
                        ---------    -
Agent an amount in U.S. Legal Tender sufficient to pay the Asset Disposition Purchase Price (together with accrued and unpaid interest, if any), of all Notes so tendered and (iii) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate listing the Notes or portions thereof being purchased by the Company. The Trustee or Paying Agent promptly will pay the Holders of Notes so accepted an amount equal to the Asset Disposition Purchase Price (together with accrued and unpaid interest, if any), and the Trustee promptly will authenticate and deliver to such Holders a new Note equal in principal amount to any unpurchased portion of the Note surrendered. Any Notes not so accepted will be delivered promptly by the Company to the Holders thereof.

          (e) On the Asset Disposition Purchase Date, all Notes purchased by the Company under this Section 4.15 shall be delivered to the Trustee for cancellation, and the Company shall pay or cause to be paid the Asset Disposition Purchase Price plus accrued and unpaid interest, if any, to the Holders entitled thereto.

          (f) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to this Section. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

SECTION 4.16.  Future Subsidiary Guarantors.
               ----------------------------

          If the Company or any of its Restricted Subsidiaries transfers or causes to be transferred, in one transaction or a series of related transactions, any property to any Restricted Subsidiary that provides a guarantee under the Credit Facility and that is not a Subsidiary Guarantor, or if the Company or any of its Restricted Subsidiaries shall organize, acquire or otherwise invest in another Restricted Subsidiary that provides a guarantee under the Credit Facility, then such transferee or acquired or other Restricted Subsidiary shall (1) by a supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, unconditionally guarantee on a senior subordinated basis all of the Company's obligations under the Notes and this Indenture; and (2) deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such supplemental indenture complies with this Indenture. Thereafter, such Restricted Subsidiary shall be a Subsidiary Guarantor for all purposes of this Indenture.

SECTION 4.17.  Limitation on Liens.
               -------------------

          The Company shall not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist any Liens of any kind against or upon any of their respective property or assets, or any proceeds, income or profit therefrom which secure Senior Subordinated Indebtedness or Subordinated Obligations, unless:

          (1) in the case of Liens securing Subordinated Obligations, the Notes are secured by a Lien on such property, assets, proceeds, income or profit that is senior in priority to such Liens at least to the same extent that the Notes are subordinated to Senior Indebtedness; and

          (2) in the case of Liens securing Senior Subordinated Indebtedness, the Notes are equally and ratably secured by a Lien on such property, assets, proceeds, income or profit.

SECTION 4.18.  Limitation on the Sale or Issuance of Capital Stock of Restricted
                                                     ---------------------------
               Subsidiaries.
               ------------

          The Company shall not sell or otherwise dispose of any Capital Stock of a Restricted Subsidiary, and shall not permit any Restricted Subsidiary, directly or indirectly, to issue or sell or otherwise dispose of any of its Capital Stock except:

          (1)  to the Company or a Wholly Owned Subsidiary;

          (2) directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Restricted Subsidiary;

          (3) if, immediately after giving effect to such issuance, sale or other disposition, neither the Company nor any of its Subsidiaries own any Capital Stock of such Restricted Subsidiary; or

          (4) if, immediately after giving effect to such issuance, sale or other disposition, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary and any investment in such Person remaining after giving effect thereto would have been permitted to be made under the covenant described under Section 4.10 if made on the date of such issuance sale or other disposition.

SECTION 4.19.  Prohibition on Incurrence of Senior Subordinated Debt.
                                                  -------------------

          Neither the Company nor any Subsidiary Guarantor will incur or suffer to exist Indebtedness that is senior in right of payment to the Notes or such Subsidiary Guarantor's Subsidiary Guarantee and subordinate in right of payment to any other Indebtedness of the Company or such Subsidiary Guarantor, as the case may be.

SECTION 4.20.  Limitation on Sale/Leaseback Transactions.
               -----------------------------------------

          The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any Sale/Leaseback Transaction with respect to any property unless:

          (1)  the Company or such Restricted Subsidiary would be entitled to
     (A) Incur Indebtedness in an amount equal to the Attributable Debt with respect to such Sale/Leaseback Transaction pursuant to Section 4.13 and (B) create a Lien on such property securing such Attributable Debt without equally and ratably securing the Notes pursuant to Section 4.17;

          (2) the net proceeds received by the Company or any Restricted Subsidiary in connection with such Sale/Leaseback Transaction are at least equal to the fair value (as determined by the Board of Directors) of such property; and

          (3) the Company applies the proceeds of such transaction in compliance with Section 4.15.

SECTION 4.21.  Limitation of Guarantees by Restricted Subsidiaries.
                                                      -------------

          The Company shall not permit any of its Restricted Subsidiaries, directly or indirectly, by way of the pledge of any intercompany note or otherwise, to assume, guarantee or in any other manner become liable with respect to any Indebtedness of the Company (other than Indebtedness under Permitted Interest Rate or Currency Agreements) unless, in any such case:

          (1) such Restricted Subsidiary executes and delivers a supplemental indenture to this Indenture, providing a guarantee of payment of the Notes by such Restricted Subsidiary, and

          (2) (a) if any such assumption, guarantee or other liability of such Restricted Subsidiary is provided in respect of Senior Indebtedness, the guarantee or other instrument provided by such Restricted Subsidiary in respect of such Senior Indebtedness may be superior to such guarantee of the Notes pursuant to subordination provisions no less favorable to the Holders of the Notes than those contained in this Indenture and (b) if such assumption, guarantee or other liability of such Restricted Subsidiary is provided in respect of Indebtedness that is expressly subordinated to the Notes, the guarantee or other instrument provided by such Restricted Subsidiary in respect of such subordinated Indebtedness shall be subordinated to such guarantee at least to the same extent that the Notes are subordinated to Senior Indebtedness.

          Notwithstanding the foregoing, any such Subsidiary Guarantee by a Restricted Subsidiary of the Notes shall provide by its terms that it shall be automatically and unconditionally released and discharged, without any further action required on the part of the Trustee or any Holder, upon:

          (1) the unconditional release of such Restricted Subsidiary from its liability in respect of the Indebtedness in connection with which such Subsidiary Guarantee was executed and delivered pursuant to the preceding paragraph;

          (2) any sale or other disposition (by merger or otherwise) to any Person which is not a Restricted Subsidiary of the Company of all of the Company's Capital Stock in, or all or substantially all of the assets of, such Restricted Subsidiary; provided that (a) such sale or disposition of such Capital Stock or assets is otherwise in compliance with the terms of this Indenture and (b) such assumption, guarantee or other liability of such Restricted Subsidiary has been released by the holders of the other Indebtedness of this Company so guaranteed;

          (3)  the legal defeasance of the Notes as described in Article Eight;
     and

          (4) such Restricted Subsidiary being designated as an Unrestricted Subsidiary as described under the definition of "Unrestricted Subsidiary."

SECTION 4.22.  Payments for Consent.
               --------------------

          The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Holder of Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid and is paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

SECTION 4.23.  Excess Cash Flow Repurchase Offer.
               ---------------------------------

          (a) If the Company has Excess Cash Flow for any fiscal year (commencing with fiscal 2001), the Company shall apply an amount equal to 50% of the Excess Cash Flow in such fiscal year:

          (1) first, to the extent the Company elects (or is required by the terms of any Indebtedness), to prepay, repay, redeem or purchase (and permanently reduce the commitments thereunder) Senior Indebtedness with such percentage of Excess Cash Flow;

          (2) second, to the extent of the balance of such percentage of Excess Cash Flow after application in accordance with clause (1), to make an offer to the holders of the Notes (and to holders of other Senior Subordinated Indebtedness designated by the Company) to purchase Notes (and such other Senior Subordinated Indebtedness) pursuant to and subject to the conditions contained in this Indenture (an "Excess Cash Flow Offer"); and
                                      ----------------------

          (3) third, to the extent of the balance of such percentage of Excess Cash Flow after application in accordance with clause (1) or (2) above, to any other application or use not prohibited by this Indenture;

provided, however, that in connection with any prepayment, repayment or purchase of Indebtedness pursuant to clause (1) above, the Company shall permanently retire such Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased; and provided, further, that no Excess Cash Flow Offer shall be required to be made if the Leverage Ratio is less than 3.0 to 1.0 on the last day of such fiscal year.

          Notwithstanding the foregoing, the amount of Excess Cash Flow included in any Excess Cash Flow Offer shall be reduced by the aggregate amount of any optional prepayments of Senior Indebtedness during such fiscal year, but only to the extent that such prepayments by their terms cannot be reborrowed or redrawn and do not occur in connection with a refinancing of all or any portion of such Senior Indebtedness.

          (b) In the event of an Excess Cash Flow Offer, the Company will be required to purchase Notes tendered pursuant to an offer by the Company for the Notes (and other Senior Subordinated Indebtedness) at a purchase price of 100% of their principal amount (without premium) plus accrued but unpaid interest (or, in respect of such other Senior Subordinated Indebtedness, such lesser price, if any, as may be provided for by the terms of such Senior Subordinated Indebtedness) in accordance with the procedures (including prorating in the event of oversubscription) set forth in this Indenture. If the aggregate purchase price of Notes (and any other Senior Subordinated Indebtedness) tendered pursuant to such offer is less than the Excess Cash Flow allotted to the purchase thereof, the Company will be required to apply the remaining Excess Cash Flow in accordance with clause (a)(3) above. The Company shall not be required to make an Excess Cash Flow Offer to purchase Notes (and other Senior Subordinated Indebtedness) pursuant to this Section 4.23 if the Excess Cash Flow available therefor is less than $1.0 million (which lesser amount shall be carried forward for purposes of determining whether such an offer is required with respect to the Excess Cash Flow in any subsequent fiscal year).

          (c) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to this
Section 4.23. To the extent that the provisions of any securities laws or regulations conflict with provisions of this covenant, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this clause by virtue thereof.

                                  ARTICLE FIVE

                             SUCCESSOR CORPORATION

SECTION 5.01.  Merger, Consolidation and Sale
               of Assets of the Company.
               -------------------------

          The Company shall not consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, all or substantially all its assets to, any Person, unless:

          (1) the resulting, surviving or transferee Person (the "Successor
                                                                  ---------
     Company") shall be a Person organized and existing under the laws of the
     -------
     United States of America, any State thereof or the District of Columbia and the Successor

     Company (if not the Company) shall expressly assume, by an indenture supplemental thereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Notes, this Indenture and the Registration Rights Agreement;

             (2) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Subsidiary as a result of such transaction as having been Incurred by such Successor Company or such Subsidiary at the time of such transaction), no Default shall have occurred and be continuing;

             (3) immediately after giving effect to such transaction, the Successor Company would be able to Incur an additional $1.00 of Indebtedness pursuant to paragraph (b) of Section 4.13;

             (4) immediately after giving effect to such transaction, the Successor Company shall have Consolidated Net Worth in an amount that is not less than the Consolidated Net Worth of the Company immediately prior to such transaction;

             (5) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture; and

             (6) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for Federal income tax purposes as a result of such transaction and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such transaction had not occurred.

             Notwithstanding the foregoing, any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company.

SECTION 5.02.  Successor Corporation Substituted
               for the Company.
               ----------------

          Upon any consolidation, combination or merger or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.01, in which the Company is not the continuing corporation, the Successor Company formed by such consolidation or into which the Company is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Notes with the same effect as if such surviving entity had been named as such, and the predecessor company, other than in the case of a conveyance, transfer or lease, shall be released from the obligation to pay the principal of and interest on the Notes.

SECTION 5.03.  Merger, Consolidation and Sale of
               Assets of Any Subsidiary Guarantor.
               ----------------------------------

          The Company shall not permit any Subsidiary Guarantor to consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, all or substantially all of its assets to, any Person (other than to the Company or another Subsidiary Guarantor) unless:

          (1) the resulting, surviving or transferee Person (if not such Subsidiary) shall be a Person organized and existing under the laws of the jurisdiction under which the Subsidiary Guarantor was organized or under the laws of the United States of America, any State thereof or the District of Columbia, and such Person (if not the Subsidiary Guarantor) shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in a form satisfactory to the Trustee, all the obligations of the Subsidiary Guarantor, if any, under its Subsidiary Guarantee;

          (2) immediately after giving effect to such transaction or transactions on a pro forma basis (and treating any Indebtedness which becomes an obligation of the resulting, surviving or transferee Person as a result of such transaction as having been issued by such Person at the time of such transaction), no Default shall have occurred and be continuing; and

          (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

          The provisions of clauses (1) and (2) above shall not apply to any transactions that constitute an Asset Disposition if the Company complied with the applicable provisions of Section 4.15.

SECTION 5.04.  Successor Corporation Substituted for Subsidiary Guarantor.
                                                     ---------------------

          Upon any consolidation, combination or merger or any transfer of all or substantially all of the assets of any Subsidiary Guarantor in accordance with Section 5.03, in which such Subsidiary Guarantor is not the continuing corporation, the successor Person formed by such consolidation or into which such Subsidiary Guarantor is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, such Subsidiary Guarantor under this Indenture with the same effect as if such surviving entity had been named as such, and the predecessor company, other than in the case of a conveyance, transfer or lease, shall be released from the obligation to pay the principal of and interest on the Notes.

                                  ARTICLE SIX

                              DEFAULT AND REMEDIES

SECTION 6.01.  Events of Default.
               -----------------

          Each of the following is an "Event of Default":

          (1) a default in the payment of interest on the Notes when due, continued for 30 days,

          (2) a default in the payment of principal of any Note when due at its Stated Maturity, upon optional redemption, upon required repurchase, upon acceleration or otherwise (including the failure to pay the Mandatory Redemption Price if required);

          (3) the failure by the Company to comply with its obligations under
     Section 5.01 or of any Subsidiary Guarantor to comply with its obligations under Section 5.03;

          (4) the failure by the Company to comply for 30 days after notice with any of its obligations under Section 4.14 (other than a failure to purchase Notes) or under Sections 4.08, 4.10, 4.11, 4.12, 4.13, 4.15 (other than a failure to purchase the Notes) and 4.18;

          (5) the failure by the Company or any Subsidiary Guarantor to comply for 60 days after notice with their other agreements contained in this Indenture;

          (6) Indebtedness of the Company, any Subsidiary Guarantor or any Significant Subsidiary (other than Indebtedness owed to the Company or its Restricted Subsidiaries) is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $7.5 million (the "cross-acceleration provision");
                                ----------------------------

          (7) the Company, any Subsidiary Guarantor or any Significant Subsidiary of the Company (A) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (B) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (C) consents to the appointment of a Custodian of it or for substantially all of its property, or (D) makes a general assignment for the benefit of its creditors;

         (8) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company, any Subsidiary Guarantor or any Significant Subsidiary of the Company in an involuntary case or proceeding under any Bankruptcy Law, which shall (A) order reorganization, arrangement, adjustment or composition in respect of the Company, any Subsidiary Guarantor or any such Significant Subsidiary, (B) appoint a Custodian of the Company, any Subsidiary Guarantor or any such Significant Subsidiary or for substantially all of its property or (C) order the winding-up or liquidation of its affairs; and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

         (9) any judgment or decree for the payment of money in excess of $7.5 million (excluding judgments to the extent covered by insurance by one or more reputable insurers and as to which such insurers have acknowledged coverage for) is entered against the Company, any Subsidiary

     Guarantor or any Significant Subsidiary, remains outstanding for a period of 60 days following entry of such judgment and is not discharged, bonded, waived or stayed within 30 days after written notice (the "judgment default
                                                                ----------------
     provision"); or
     ---------

               (10) a Subsidiary Guarantee of a Significant Subsidiary ceases to be in full force and effect (other than in accordance with the terms of such Subsidiary Guarantee) or is declared to be null and void and unenforceable or the Subsidiary Guarantee of a Significant Subsidiary is found to be invalid or a Subsidiary Guarantor that is a Significant Subsidiary denies its liability under its Subsidiary Guarantee (other than by reason of release of the Subsidiary Guarantor in accordance with the terms of this Indenture); provided, however, that an Event of Default will also be deemed to occur with respect to Subsidiaries that are not Significant Subsidiaries ("Insignificant Subsidiaries") if the Subsidiary
                                --------------------------
     Guarantees of such Insignificant Subsidiaries cease to be in full force and effect or are declared null and void and unenforceable or such Insignificant Subsidiaries deny their liability under their Subsidiary Guarantees, if when aggregated and taken as a whole the Insignificant Subsidiaries subject to this clause (10) would meet the definition of a Significant Subsidiary.

               However, a default under clause (4), (5) or (9) will not constitute an Event of Default until the Trustee or the Holders of 25% in principal amount of the outstanding Notes notify the Company in writing of the default and the Company does not cure such default within the time specified after receipt of such notice.

               The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice of any Event of Default under clause (6) or (10) and any event which with the giving of notice or the lapse of time would become an Event of Default under clause (4), (5) or (9), its status and what action the Company is taking or proposes to take with respect thereto.

SECTION 6.02.  Acceleration.
               ------------

          (a) If an Event of Default (other than an Event of Default specified in Section 6.01(7) or (8) with respect to the Company) occurs and is continuing, and has not been waived pursuant to Section 6.04, then the Trustee, by written notice to the Company, or the Holders of at least 25% in principal amount of outstanding Notes, by notice in writing to the Company and the Trustee, may declare the principal of and accrued but unpaid interest on all the Notes to be due and payable. All such notices shall specify the respective Event of Default and that it is a "notice of acceleration". Upon any such declaration, such amount shall be immediately due and payable; provided, however, that if upon such declaration there are any amounts outstanding under the Credit Facility and the amounts thereunder have not been accelerated, such principal and interest shall be due and payable upon the earlier of the time such amounts are accelerated or five
(5) Business Days after receipt by the Company and the Representative under the Credit Facility of such declaration.

          (b) If an Event of Default specified in Section 6.01(7) or (8) with respect to the Company occurs and is continuing, the principal of and interest on all the Notes will ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

          (c) The Holders of a majority in principal amount of the Notes may, on behalf of the Holders of all of the Notes, rescind and cancel an acceleration and its consequences (i) if the rescission would not conflict with any judgment or decree, (ii) if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration, (iii) if the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances and (iv) in the event of the cure or waiver of an Event of Default of the type described in Section 6.01(7) or (8), the Trustee shall have received an Officers' Certificate and an Opinion of Counsel that such Event of Default has been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          (d) In the event of any Event of Default specified in clause (6) above, such Event of Default and all consequences thereof (including, without limitation, any acceleration or resulting payment default) shall be annulled, waived or rescinded, automatically and without any action by the Trustee or the Holders of the Notes, if within 20 days after such Event of Default arose (x) the Indebtedness or guarantee that is the basis for such Event of Default has been discharged in a manner that does not violate the terms of this Indenture or
(y) the holders thereof have rescinded or waived the acceleration, notice or action (as the case may be) giving rise to such Event of Default.

SECTION 6.03.  Other Remedies.
               --------------

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 6.04.  Waiver of Past Defaults.
               -----------------------

          Subject to Sections 2.08, 6.07 and 9.02, the Holders of a majority in principal amount of the then outstanding Notes by notice to the Trustee may, on behalf of the Holders of all of the Notes, waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal of or interest on any Note as specified in clauses (i) and (ii) of Section 6.01. When a Default or Event of Default is waived, it is cured and ceases to exist for every purpose of this Indenture.

SECTION 6.05.  Control by Majority.
               -------------------

          Subject to Section 2.08, the Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it, including, without limitation, any remedies provided for in Section 6.03. Subject to Section 7.01, however, the Trustee may refuse to follow any direction that conflicts with any law or this Indenture, that the Trustee determines is unduly prejudicial to the rights of another Holder, or that may involve the Trustee in personal liability and the Trustee may take any other action it deems proper that is not inconsistent with any such direction received from Holders of the Notes.

SECTION 6.06.  Limitation on Suits.
               -------------------

          Subject to Article Seven, if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee reasonable indemnity or security against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder of a Note may pursue any remedy with respect to this Indenture or the Notes unless

             (1) such Holder has previously given the Trustee notice that an Event of Default is continuing,

             (2) Holders of at least 25% in principal amount of the outstanding Notes have requested the Trustee to pursue the remedy,

             (3) such Holders have offered the Trustee reasonable security or indemnity against any loss, liability or expense,

             (4) the Trustee has not complied with such request within 60 days after the receipt thereof and the offer of security or indemnity and

             (5) the Holders of a majority in principal amount of the outstanding Notes have not given the Trustee a direction inconsistent with such request within such 60-day period.

SECTION 6.07.  Rights of Holders To Receive Payment.
               ------------------------------------

          Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on a Note, on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08.  Collection Suit by Trustee.
               --------------------------

          If an Event of Default in payment of principal or interest specified in clause (1) or (2) of Section 6.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company, any Subsidiary Guarantor or any other obligor on the Notes for the whole amount of principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest at the rate set forth in Section 4.01 and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents, consultants and counsel.

SECTION 6.09.  Trustee May File Proofs of Claim.
               --------------------------------

          The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, taxes, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relating to the Company, any Subsidiary Guarantor or any other obligor upon the Notes, any of their respective creditors or any of their respective property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, if the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, taxes, disbursements and advances of the Trustee, its agents, consultants and counsel, and any other amounts due the Trustee under Section 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10.  Priorities.
               ----------

          If the Trustee collects any money or property pursuant to this Article Six, it shall pay out the money in the following order:

          First:  to the Trustee for amounts due under Section 7.07;

          Second: to Holders for amounts due and unpaid on the Notes for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively; and

          Third: the balance, if any, to the Company or any other obligor on the Notes.

          The Trustee, upon prior notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

SECTION 6.11.  Undertaking for Costs.
               ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by a Holder or Holders of more than 10% in principal amount of the outstanding Notes.

                                 ARTICLE SEVEN

                                    TRUSTEE

SECTION 7.01.  Duties of Trustee.
               -----------------

          (a) If an Event of Default has occurred and is continuing and is known to the Trustee, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (b)  Except during the continuance of an Event of Default:

          (1) The Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture against the Trustee.

          (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) Notwithstanding anything to the contrary herein contained, the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) This paragraph does not limit the effect of paragraph (b) of this Section 7.01.

         (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

        (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.02, 6.04 or 6.05 hereof.

          (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

          (e) Whether or not herein expressly provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), (c) and (d) of this Section 7.01.

          (f) The Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree in writing with the Company or any Subsidiary Guarantor. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

          (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protec tion to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

SECTION 7.02.  Rights of Trustee.
               -----------------

          Subject to Section 7.01:

          (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

          (e) The Trustee may refuse to perform any duty or exercise any right or power which it reasonably believes may expose it to any loss, liability or expense unless it receives indemnity satisfactory to it against such loss, liability or expense.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          (g) The Trustee shall have no duty with respect to a Default unless a Trust Officer has actual knowledge of the Default. As used herein, the term "actual knowledge" means the actual fact or statement of knowing,
           ----------------
     without any duty to make any investigation with regard thereto.

          (h) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized and within its powers.

          (i) Any Agent shall have the same rights and be protected to the same extent as if it were Trustee.

          (j) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

SECTION 7.03.  Individual Rights of Trustee.
               ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Notes or coupons and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 7.04.  Trustee's Disclaimer.
               --------------------

          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes or any coupons; it shall not be accountable for the Company's use of the proceeds from the Notes; it shall not be responsible for any statement in the Notes or any coupons; it shall not be responsible for any overissue; it shall not be responsible for determining whether the form and terms of any Notes or coupons were established in conformity with this Indenture; it shall not be responsible for determining whether any Notes were issued in accordance with this Indenture; and it shall not be responsible for the acts or omissions of any other Trustees appointed hereunder.

SECTION 7.05.  Notice of Defaults.
               ------------------

          If a Default occurs and is continuing on a series and if a Trust Officer has actual knowledge of such Default, the Trustee shall mail a notice of the Default within 90 days after it occurs to Holders of Registered Securities of the series. Except in the case of a Default in payment on a series, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Holders of the series. The Trustee shall withhold notice of a Default described in Section 6.01(4) until at least 60 days after it occurs.

SECTION 7.06.  Reports by Trustee to Holders.
               -----------------------------

          Any report required by TIA (S) 313(a) to be mailed to Noteholders shall be mailed by the Trustee on or before July 15th of each year.

          A copy of each report at the time of its mailing to Noteholders shall be filed with the SEC and each stock exchange on which any Notes are listed. The Company shall notify the Trustee when any Notes are listed on a stock exchange.

SECTION 7.07.  Compensation and Indemnity.
               --------------------------

          The Company and the Subsidiary Guarantors shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Subsidiary Guarantors shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

          The Company and the Subsidiary Guarantors shall, jointly and severally, indemnify the Trustee against any loss or liability incurred by it. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company and the Subsidiary Guarantors shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

          The Company and the Subsidiary Guarantors need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or willful misconduct.

          To secure the Company's and the Subsidiary Guarantors' payment obligations in this Section, the Trustee shall have a lien prior to the Notes and any coupons on all money or property held or collected by the Trustee, except that held in trust to pay principal or interest on particular securities.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(7) or (6) occurs, such expenses and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

          The provisions of this Section shall survive any termination or discharge of this Indenture (including without limitation any termination under any Bankruptcy Law) and the resignation or removal of the Trustee.

SECTION 7.08.  Replacement of Trustee.
               ----------------------

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

          The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Notes may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee with the Company's consent.

          The Company may remove the Trustee if:

          (1) the Trustee fails to comply with TIA (S) 310(a) or (S) 310(b) or with Section 7.09;

          (2)  the Trustee is adjudged a bankrupt or an insolvent;

          (3) a Custodian or other public officer takes charge of the Trustee or its property;

          (4)  the Trustee becomes incapable of acting; or

          (5) an event of the kind described in Section 6.01(7) or (8) occurs with respect to the Trustee.

          The Company also may remove the Trustee with or without cause if the Company so notifies the Trustee three months in advance and if no Default occurs during the three-month period.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

          If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with TIA (S) 310(a) or (S) 310(b) or with Section 7.10, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of Registered Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

SECTION 7.09.  Successor Trustee by Merger, Etc.
               --------------------------------

          If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10.  Trustee's Capital and Surplus.
               -----------------------------

          The Trustee at all times shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published report of financial condition.

SECTION 7.11.  Eligibility; Disqualification.
               -----------------------------

          This Indenture shall always have a Trustee who satisfies the requirements of TIA (S)(S) 310(a)(1), (2) and (5). The Trustee (or, in the case of a Trustee included in a bank holding company system, the related bank holding company) shall have a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition. In addition, if the Trustee is a corporation included in a bank holding company system, the Trustee, independently of such bank holding company, shall meet the capital requirements of TIA (S) 310(a)(2). The Trustee shall comply with TIA (S) 310(b); provided, however, that there shall be excluded from the operation of TIA (S) 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA (S) 310(b)(1) are met. The provisions of TIA (S) 310 shall apply to the Company, as obligor of the Notes.

SECTION 7.12.  Preferential Collection of
               Claims Against Company.
               --------------------------

          The Trustee shall comply with TIA section 311(a), excluding any creditor relationship listed in TIA section 311(b). A Trustee who has resigned or been removed shall be subject to TIA section 311(a) to the extent indicated therein.

                                 ARTICLE EIGHT

                       DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 8.01.   Discharge of Liability on Notes;
                Defeasance.
                -------------------------------

          (a) This Indenture will cease to be of further effect (except as to surviving rights of registration of transfer or exchange of the Notes, as expressly provided for in this Indenture) as to all outstanding Notes when:

          (i) either (A) all the Notes theretofore authenticated and delivered (except lost, stolen or destroyed Notes which have been replaced or paid) have been delivered to the Trustee for cancellation or (B) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable or shall become due and payable within one year and the Company has irrevocably deposited or caused to be deposited with the Trustee an amount in U.S. Legal Tender sufficient to pay and discharge the entire indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for the principal of, premium, if any, and interest to the date of deposit,

         (ii) the Company has paid or caused to be paid all other sums payable under this Indenture by the Company; and

        (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel.

          (b) Subject to Sections 8.01(c) and 8.02, the Company and the Subsidiary Guarantors at any time may terminate (i) all their obligations under the Notes, the Guarantees and this Indenture ("legal defeasance option") or (ii)
                                               -----------------------
their obligations under Sections 4.04, 4.05, 4.08 and 4.10 through 4.22 and the operation of Sections 6.01(4), (6), (7) and (8) (with respect only to Subsidiary Guarantors or Significant Subsidiar ies) and (9) and the limitations contained in Sections 5.01(3) and (4) ("covenant defeasance option"). The Company may exercise its legal defeasance
  --------------------------
option notwithstanding its prior exercise of its covenant defeasance option.

          If the Company exercise its legal defeasance option, payment of the Notes may not be accelerated because of an Event of Default. If the Company exercise its covenant defeasance option, payment of the Notes may not be accelerated because of an Event of Default specified in Sections 6.01(4), (6),
(7) and (8) (with respect only to Subsidiary Guarantors or Significant Subsidiaries) and (9), or because of the failure of the Company to comply with Sections 5.01(3) and (4). If the Company exercise its legal defeasance option or its covenant defeasance option, each Subsidiary Guarantor, if any, shall be released from all its obligations under its Guarantee.

          Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company and the Subsidiary Guarantors terminate.

          (c) Notwithstanding clauses (a) and (b) above, the obligations of the Company and the Subsidiary Guarantors in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 7.07, 7.08, 8.05, 8.06 and the Appendix shall survive until the Notes have been paid in full. Thereafter, the obligations of the Company and the Subsidiary Guarantors, if any, in Sections 7.07, 8.05 and 8.06 shall survive.

SECTION 8.02.  Conditions to Defeasance.
               ------------------------

          The following shall be the conditions to the application of Section
8.01 hereof to the outstanding Notes:

             (1) the Company irrevocably deposits in trust with the Trustee U.S. Legal Tender or U.S. Government Obligations, or a combination thereof, for the payment of principal of, interest and premium, if any, on the outstanding Notes on the stated date for payment thereof or on the applicable redemption date, as the case may be, and the Company must specify whether the Notes are being defeased to maturity or to a particular redemption date;

             (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressing their opinion that the payments of principal and interest when due on the deposited U.S. Government Obligations plus any deposited U.S. Legal Tender will provide cash at such times and in such amounts as will be sufficient to pay principal, premium, if any, and interest when due on all outstanding Notes to maturity or redemption, as the case may be;

             (3) no Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

             (4) the Company delivers to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company;

             (5) neither the deposit nor the defeasance shall result in a default or event of default under any other material agreement to which the Company is a party or by which the Company is bound;

             (6) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

             (7) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Noteholders will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

             (8) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Noteholders will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

             (9) the Company deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Notes as contemplated by this Article 8 have been complied with.

SECTION 8.03.    Application of Trust Money.
                 --------------------------

          The Trustee shall hold in trust U.S. Legal Tender or U.S. Government Obligations deposited with it pursuant to this Article Eight. It shall apply the deposited U.S. Legal Tender and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Notes.

SECTION 8.04.    Repayment to Company.
                 --------------------

          The Trustee and the Paying Agent shall promptly turn over to the Company (or the appropriate Subsidiary Guarantors), upon delivery of an Officers' Certificate stating that such payment does not violate the terms of this Indenture, any excess money or securities held by them at any time.

          Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company and the Subsidiary Guarantors upon this written request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Noteholders entitled to the money must look to the Company and the Subsidiary Guarantors for payment as general creditors and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

SECTION 8.05.    Indemnity for Government Obligations.
                 ------------------------------------

          The Company and the Subsidiary Guarantors shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government

Obligations or the principal and interest received on such U.S. Government Obligations.

SECTION 8.06.  Reinstatement.
               -------------

          If the funds deposited with the Trustee to effect covenant defeasance are insufficient to pay the principal of, premium and interest on the Notes when due, then the obligations of the Company and the Subsidiary Guarantors under this Indenture will be revived and no such defeasance will be deemed to have occurred.

          If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government Obligations in accordance with this Article Eight by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company and the Subsidiary Guarantors under this Indenture, the Notes and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to this Article Eight until such time as the Trustee or Paying Agent is permitted to apply all such U.S. Legal Tender or U.S. Government Obligations in accordance with this Article Eight; provided, however, that, if the Company or the Subsidiary Guarantors have made any payment of interest on or principal of any Notes because of the reinstatement of its obligations, the Company or the Subsidiary Guarantors, as the case may be, shall be subrogated to the rights of the Holders of such Notes to receive such payment from the U.S. Legal Tender or U.S. Government Obligations held by the Trustee or Paying Agent.

                                  ARTICLE NINE


                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01.  Without Consent of Holders.
               --------------------------

          The Company and the Subsidiary Guarantors, when authorized by a Board Resolution of each of them, and the Trustee, together, may amend or supplement this Indenture or the Notes or the Guarantees without notice to or consent of any Holder:

          (i)  to cure any ambiguity, omission, defect or inconsistency;

         (ii)  to comply with Article Five;

        (iii) to provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code);

         (iv) to comply with any requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

          (v) to add to the covenants of the Company for the benefit of the Holders or to surrender a right or power conferred upon the Company;

         (vi)  to add Guarantees with respect to the Notes;

        (vii)  to secure the Notes; or

       (viii) to make any other change that does not adversely affect in any material respect the rights of any Holders hereunder;

provided that the Company have delivered to the Trustee an Opinion of Counsel stating that such amendment or supplement complies with the provisions of this
Section 9.01.

          After an amendment, supplement or waiver under this Section 9.01 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

SECTION 9.02.  With Consent of Holders.
               -----------------------

          Subject to Section 6.07, the Company, the Subsidiary Guarantors when authorized by a Board Resolution of each of them, and the Trustee, together, with the written consent of the Holder or Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Notes), may amend or supplement this Indenture or the Notes, without notice to any other Holders. The Holder or Holders of at least a majority in aggregate principal amount of the then outstanding Notes may waive compliance by the Company or the Subsidiary Guarantors with any provision of this Indenture or the Notes without notice to any other Holder. Notwithstanding the above, no amendment, supplement or waiver, including a waiver pursuant to Section 6.04, shall, without the consent of each Holder of each Note affected thereby:

             (1) reduce the amount of Notes whose Holders must consent to an amendment,

             (2) reduce the rate of or change the time for payment of interest on any Note,

             (3) reduce the principal of or change the Stated Maturity of any Note,

             (4) reduce the amount payable upon the redemption of any Note or change the time at which any Note may be redeemed in accordance with Article Three,

             (5) make any Note payable in money other than that stated in the Note,

             (6) impair the right of any Holder to receive payment of principal of and interest on such Holder's Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder's Notes,

             (7)  affect the ranking of the Notes in any material respect,

             (8) release any Subsidiary Guarantor that is a Significant Subsidiary from any of its obligations under its Subsidiary Guarantee or this Indenture other than in accordance with the terms of this Indenture, or

             (9) make any change to paragraph 8 of the Notes which would adversely affect the rights of any of the Holders to receive the Mandatory Redemption Price; or

             (10) make any change in the amendment provisions which require each holder's consent or in the waiver provisions.

             It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment, supplement form or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

SECTION 9.03. Compliance with TIA.
              -------------------

          If at the time of an amendment to this Indenture or the Notes, this Indenture shall be qualified under the TIA, every amendment, waiver or supplement of this Indenture or the Notes shall comply with the TIA as then in effect.

SECTION 9.04. Revocation and Effect of Consents.
              ---------------------------------

          Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Note or portion of such Note by notice to the Trustee or the Company received before the date the amendment, supplement or waiver becomes effective.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section
2.05 above or (ii) such other date as the Company may designate. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 180 days after such record date.

          After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of clauses (i) through (ix) of Section 9.02, in which case, the amendment, supplement or waiver shall bind only each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note; provided that, without the consent of a Holder, any such waiver shall not impair or affect the right of such Holder to receive payment of principal of and interest on a Note, on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates.

SECTION 9.05. Notation on or Exchange of Notes.
              --------------------------------

          If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder of such Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue, the Subsidiary Guarantors shall endorse and the Trustee shall authenticate a new Note that reflects the changed terms. Any such notation or exchange shall be made at the sole cost and expense of the Company. Failure to make the appropriate notation or to issue a new Note shall not affect the validity of such amendment, supplement or waiver.

SECTION 9.06. Trustee To Sign Amendments, Etc.
              -------------------------------

          The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article Nine; provided that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate each stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Nine is authorized or permitted by this Indenture. Such Opinion of Counsel shall not be an expense of the Trustee.

                                  ARTICLE TEN

                                  GUARANTEES

SECTION 10.01. Unconditional Guarantee.
               -----------------------

          Each Subsidiary Guarantor shall unconditionally jointly and severally guarantee to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, that: (i) the principal of and interest on the Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest, to the extent lawful, of the Notes and all other obligations of the Company to the Holders or the Trustee under this Indenture or the Notes will be promptly paid in full or performed, all in accordance with the terms hereof and thereof and
(ii) in case of any extension of time of payment or renewal of any Notes or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise.

          Each Subsidiary Guarantor agrees that, as between such Subsidiary Guarantor on the one hand, and the Holders and the Trustee on the other hand,
(x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Six for the purposes of the Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Six, such obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of the Guarantee.

          Each Subsidiary Guarantor agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Subsidiary Guarantor waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Guarantee will not be discharged except by complete performance of the obligations contained in the Notes, this Indenture and in the Guarantee. If any Noteholder or the Trustee is required by any court or otherwise to return to the Company, any Subsidiary Guarantor, or any Custodian acting in relation to the Company or any Subsidiary Guarantor, any amount paid by the Company or such Subsidiary Guarantor to the Trustee or such Noteholder, the Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor agrees that, in the event of default in the payment of principal (or premium, if any) or interest on such Notes, whether at their Stated Maturity, by acceleration, upon redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Notes, subject to the terms and conditions set forth in this Indenture, directly against each of the Subsidiary Guarantors to enforce the Guarantee without first proceeding against the Company. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Notes, to collect interest on the Notes, or to enforce any other right or remedy with respect to the Notes, the Subsidiary Guarantors will pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders. The Subsidiary Guarantors will agree to pay, in addition to the amount stated above, any and all expenses (including reasonable counsel fees and expenses) incurred by the Trustee and the Holders in enforcing any rights under the Subsidiary Guarantees with respect to the Subsidiary Guarantors.

SECTION 10.02. Severability.
               ------------

          In case any provision of the Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.03. Release of Subsidiary Guarantor from the Guarantee.
                                                        ----------

          Upon (a) the designation of a Subsidiary Guarantor as an Unrestricted Subsidiary in accordance with this Indenture or (b) the sale or disposition (whether by merger, stock purchase, asset sale or otherwise) of all of the Capital Stock of a Subsidiary Guarantor (or all or substantially all of its assets) to an entity which is not the Company or a Subsidiary or Affiliate of the Company and which sale or disposition is otherwise in compliance with the terms of this Indenture, such Subsidiary Guarantor shall be deemed released from all obligations under this Article Ten without any further action required on the part of the Trustee or any Holder; provided, however, that if the lenders under the Credit Facility release the guarantee of any guarantor under the Credit Facility that is also a Subsidiary Guarantor, such Subsidiary Guarantor will be automatically released and relieved of all of its obligations under this Indenture and its Subsidiary Guarantee and such Subsidiary Guarantee will terminate; provided, further, however, if at any time after such release such Subsidiary Guarantor again becomes a guarantor under the Credit Facility, the Company shall cause such Subsidiary Guarantor to unconditionally guarantee on a senior subordinated basis all of the Company's obligations under the Notes and this Indenture to the same extent as it guarantees the Company's obligations under the Credit Facility.

          The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request by the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 10.03.

SECTION 10.04. Limitation on Amount Guaranteed; Contribution by Subsidiary
                                                --------------------------
               Guarantors.
               ----------

          (a) Anything contained in this Indenture or the Guarantee to the contrary notwithstanding, if any Fraudulent Transfer Law (as hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of any Subsidiary Guarantor under the Guarantee, such obligations of such Subsidiary Guarantor under the Guarantee shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations under the Guarantee subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent
                                                                  ----------
Transfer Laws"), in each case after giving effect to all other liabilities of
-------------
such Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor (x) in respect of intercompany Indebtedness to the Company or other Affiliates of the Company to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor under the Guarantee and (y) under any Guarantee of Subordinated Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this subsection 10.04(a), pursuant to which the liability of such Subsidiary Guarantor under the Guarantee is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Subsidiary Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including without limitation any such right of contribution under subsection 10.04(b)).

          (b) The Subsidiary Guarantors together may desire to allocate among themselves in a fair and equitable manner, their obligations arising under the Guarantee. Accordingly, if any payment or distribution is made on any date by any Subsidiary Guarantor under the Guarantee (a "Funding Subsidiary Guarantor")
                                                 ----------------------------
that exceeds its Fair Share (as defined below) as of such date, that Funding Subsidiary Guarantor will be entitled to a contribution from each of the other Subsidiary Guarantors in the amount of such other Subsidiary Guarantor's Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Subsidiary Guarantor's Aggregate Payments (as defined below) to equal its Fair Share as of such date. "Fair Share" means,
                                                          ----------
with respect to a Subsidiary Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Subsidiary Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Subsidiary Guarantors, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Subsidiary Guarantors under the Guarantee in respect of the obligations guarantied. "Fair Share Shortfall" means, with respect to a Subsidiary
              --------------------
Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Subsidiary Guarantor over the Aggregate Payments of such Subsidiary Guarantor. "Adjusted Maximum Amount" means, with respect to a Subsidiary
             -----------------------
Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Subsidiary Guarantor under the Guarantee, determined as of such date in accordance with subsection 10.04(a); provided that, solely for purposes of calculating the Adjusted Maximum Amount with respect to any Subsidiary Guarantor for purposes of this subsection 10.05(b), any assets or liabilities of such Subsidiary Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or li-abilities of such Subsidiary Guarantor. "Aggregate Payments" means, with respect to a Subsidiary Guarantor as of any date of determination, an amount equal to
(i) the aggregate amount of all payments ana distributions made on or before such date by such Subsidiary Guarantor in respect of the Guarantee (including, without, limitation, in respect of this subsection 10.04(b) minus (ii) the aggregate amount of all payments received on or before such date by such Subsidiary Guarantor from the other Subsidiary Guarantors as contributions under this subsection 10.05(b)). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Subsidiary Guarantor. The allocation among Subsidiary Guarantors of their obligations as set forth in this subsection 10.04(b) shall not be construed in any way to limit the liability of any Subsidiary Guarantor under this Indenture or under the Guarantee.

SECTION 10.05. Waiver of Subrogation.
               ---------------------

          Until payment in full is made of the Notes and all other obligations of the Company to the Holders or the Trustee hereunder and under the Notes, each Subsidiary Guarantor irrevocably waives any claim or other rights it acquires against the Company that arise from the existence, payment, performance or enforcement of such Subsidiary Guarantor's obligations under the Guarantee and this Indenture, including without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Notes against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Subsidiary Guarantor in violation of the preceding sentence and the Notes shall not have been paid in full, such amount shall have been deemed to have been paid to such Subsidiary Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Notes, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Notes, whether matured or unmatured, in accordance with the terms of this Indenture. Each Subsidiary Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section
10.05 is knowingly made in contemplation of such benefits.

SECTION 10.06. Execution of Guarantee.
               ----------------------

          To evidence its guarantee to the Noteholders set forth in this Article Ten, each Subsidiary Guarantor will execute the Guarantee in substantially the form attached to this Indenture as Exhibit C, which shall be endorsed on each
                                   ---------
Note ordered to be authenticated and delivered by the Trustee. Each Subsidiary Guarantor agrees that the Guarantee set forth in this Article Ten shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of the Guarantee. The Guarantee shall be signed on behalf of each Subsidiary Guarantor by one Officer of such Subsidiary Guarantor (each of whom shall, in each case, have been duly authorized by all requisite corporate actions), and the delivery of such Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee on behalf of such Subsidiary Guarantor. Such signatures upon the Guarantee may be by manual or facsimile signature of such officers and may be imprinted or otherwise reproduced on the Guarantee, and in case any such Officer who shall have signed the Guarantee shall cease to be such officer before the Note on which the Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Note nevertheless may be authenticated and delivered or disposed of as though the person who signed the Guarantee had not ceased to be such Officer of such Subsidiary Guarantor.

SECTION 10.07. Waiver of Stay, Extension or Usury Laws.
               ---------------------------------------

          Each Subsidiary Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive such Subsidiary Guarantor from performing the Guarantee as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each Subsidiary Guarantor expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                ARTICLE ELEVEN

                             SUBORDINATION OF NOTES

SECTION 11.01. Agreement to Subordinate.
               ------------------------

          The Company agrees, and each Holder of the Notes by accepting a Note agrees, that the Indebtedness evidenced by the Notes is subordinated in right of payment, to the extent and in the manner provided in this Article Eleven, to the prior payment in full in cash of all Senior Indebtedness of the Company and that the subordination is for the benefit of and enforceable by the holders of such Senior Indebtedness. The Notes shall in all respects rank pari passu with all
                                                           ---- -----
other Senior Subordinated Indebtedness of the Company and only Indebtedness which is Senior Indebtedness shall rank senior to the Notes in accordance with the provisions set forth herein. All provisions of this Article Eleven shall be subject to Section 11.12.

SECTION 11.02. Liquidation, Dissolution, Bankruptcy.
               ------------------------------------

          Upon any payment or distribution of the assets of the Company to creditors upon a total or partial liquidation or a total or partial dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

         (i) holders of Senior Indebtedness of the Company shall be entitled to receive payment in full in cash of such Senior Indebtedness of the Company before Holders shall be entitled to receive any payment of principal of or interest on the Notes; and

        (ii) until such Senior Indebtedness of the Company is paid in full in cash, any payment or distribution to which Holders would be entitled but for this Article Eleven shall be made to holders of such Senior Indebtedness as their interests may appear; and

       (iii) if a distribution is made to holders of the Notes that, due to the subordination provisions, should not have been made to them, such holders of the Notes are required to hold it in trust for the holders of Senior Indebtedness and pay it over to them as their interests may appear.

SECTION 11.03. Default on Senior Indebtedness.
               ------------------------------

          The Company may not pay the principal of, premium (if any) or interest on the Notes or make any deposit pursuant to Section 8.01 and may not repurchase, redeem or otherwise retire any Notes (collectively, "pay the Notes") if (i) any Designated Senior Indebtedness of the Company is not paid in full in cash when due or (ii) any other default on Designated Senior Indebtedness of the Company occurs and the maturity of such Designated Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Designated Senior Indebtedness has been paid in full in cash; provided,
                                                                   --------
however, that the Company may pay the Notes without regard to the foregoing if
-------
the Company and the Trustee receive written notice approving such payment from the Representative of such Designated Senior Indebtedness. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Designated Senior Indebtedness of the Company pursuant to which the maturity thereof may be accelerated either immediately without further notice (except such notice as may be required to effect such acceleration) or after the expiration of any applicable grace periods, the Company may not pay the Notes for a period (a "Payment Blockage Period") commencing upon the receipt by the Trustee (with a copy to the Company) of written notice (a "Blockage Notice") of such default from the Representative of the holders of such Designated Senior Indebtedness of the Company specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and the Company from the Person or Persons who gave such Blockage Notice, (ii) because the default giving rise to such Blockage Notice is cured, waived or no longer continuing or (iii) because such Designated Senior Indebtedness has been discharged or paid in full in cash). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section 11.03), unless the holders of such Designated Senior Indebtedness of the Company or the Representative of such holders have accelerated the maturity of such Designated Senior Indebtedness of the Company, the Company may resume payments on the Notes after the end of such Payment Blockage Period, including any missed payments. The Notes shall not be subject to more than one Payment Blockage Period in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Indebtedness of the Company during such period. No default or event of default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness of the Company initiating such Payment Blockage Period (whether or not such default is on the same issue of Designated Senior Indebtedness) shall be, or be made, the basis of the commencement of a subsequent Payment Blockage Period by the Representative of such Designated Senior Indebtedness of the Company, whether or not within a period of 360 consecutive days, unless such default or event of default shall have been cured or waived in writing for a period of not less than 90 consecutive days subsequent to commencement of such initial Payment Blockage Period.

SECTION 11.04. Acceleration of Payment of Notes.
               --------------------------------

          If payment of the Notes is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify the holders of the Designated Senior Indebtedness of the Company (or their Representatives) of the acceleration. The Trustee shall give notice of such acceleration, of which it has actual knowledge, to all holders of Designated Senior Indebtedness of the Company. Prior to the Trustee's giving such notice, the Company shall notify the Trustee of the name and address of any such holder of Designated Senior Indebtedness of the Company.

SECTION 11.05. When Distribution Must Be Paid Over.
               -----------------------------------

          If a distribution is made to Holders of the Notes that because of this Article Eleven should not have been made to them, such Holders who receive the distribution shall hold it in trust for holders of Senior Indebtedness of the Company and pay it over to them as their interests may appear and the Trustee shall not be liable to any holders of Senior Indebtedness of the Company with respect thereto. With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Eleven and no implied covenants or obligations with respect to holders of Senior Indebtedness of the Company shall be read into this Indenture against the Trustee.

SECTION 11.06. Subrogation.
               -----------

          After all Senior Indebtedness of the Company is paid in full in cash and until the Notes are paid in full, Holders of the Notes shall be subrogated to the rights of holders of such Senior Indebtedness to receive distributions applicable to such Senior Indebtedness. A distribution made under this Article Eleven to holders of such Senior Indebtedness of the Company which otherwise would have been made to Holders of the Notes is not, as between the Company and Holders of the Notes, a payment by the Company on such Senior Indebtedness of the Company.

SECTION 11.07. Relative Rights.
               ---------------

          This Article Eleven defines the relative rights of Holders of the Notes and holders of Senior Indebtedness of the Company. Nothing in this Indenture shall:

          (i) impair, as between the Company and Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms; or

         (ii) prevent the Trustee or any Holder of the Notes from exercising its available remedies upon a Default, subject to the rights of holders of Senior Indebtedness of the Company to receive distributions otherwise payable to Holders.

SECTION 11.08. Subrogation May Not Be Impaird By The Company.
                                                     -------

          No right of any holder of Senior Indebtedness of the Company to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or by their failure to comply with this Indenture.

SECTION 11.09. Rights of Trustee and Paying Agent.
               ----------------------------------

          Notwithstanding Section 11.03, the Trustee or Paying Agent may continue to make payments on the Notes and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this Article Eleven. The Company, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of Senior Indebtedness of the Company may give the notice; provided, however, that, if an issue of
                                    --------  -------
Senior Indebtedness of the Company has a Representative, only the Representative may give the notice.

          The Trustee in its individual or any other capacity may hold Senior Indebtedness of the Company with the same rights it would have if it were not Trustee. The Registrar and co-registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article Eleven with respect to any Senior Indebtedness of the Company which may at any time be held by it, to the same extent as any other holder of such Senior Indebtedness; and nothing in Article Seven shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Eleven shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

SECTION 11.10. Distribution or Notice to Representative.
               ----------------------------------------

          Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness of the Company, the distribution may be made and the notice given to their Representative (if any).

SECTION 11.11. Article Eleven Not To Prevent Events of Default or Limit Right To
                                                       -------------------------
               Accelerate
               ----------

          The failure to make a payment pursuant to the Notes by reason of any provision in this Article Eleven shall not be construed as preventing the occurrence of a Default. Nothing in this Article Eleven shall have any effect on the right of the Holders or the Trustee to accelerate the maturity of the Notes.

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Notes or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness of the Company shall be entitled by virtue of this Article Eleven or otherwise.

SECTION 11.12. Trust Moneys Not Subordinated.
               -----------------------------

          Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article Eight by the Trustee for the payment of principal of and interest on the Notes shall not be subordinated to the prior payment of any Senior Indebtedness of the Company or subject to the restrictions set forth in this Article Eleven, and none of the Holders of the Notes shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness of the Company or any other creditor of the Company.

SECTION 11.13. Trustee Entitled To Rely.
               ------------------------

          Upon any payment or distribution pursuant to this Article Eleven, the Trustee and the Holders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 11.02 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders or (iii) upon the Representatives for the holders of Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of such Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eleven. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Company to participate in any payment or distribution pursuant to this Article Eleven, the Trustee may request such Person to furnish evidence to the satisfaction of the Trustee as to the amount of such Senior Indebtedness of the Company held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article Eleven, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 7.01 and 7.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article Eleven.

SECTION 11.14. Trustee To Effectuate Subordination.
               -----------------------------------

          Each Holder by accepting a Note authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders and the holders of Senior Indebtedness of the Company as provided in this Article Eleven and appoints the Trustee as attorney-in-fact for any and all such purposes.

SECTION 11.15. Trustee Not Fiduciary for Holders of Senior Indebtedness.
                                                           ------------

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders or the Company or any other Person, money or assets to which any holders of Senior Indebtedness of the Company shall be entitled by virtue of this Article Eleven or otherwise.

SECTION 11.16. Reliance by Holders of Senior Indebtedness on Subordination.
                                                          ----------------

          Each Holder by accepting a Note acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness of the Company whether such Senior Indebtedness was created or acquired before or after the issuance of the Notes, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of such Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

                                ARTICLE TWELVE

                          SUBORDINATION OF GUARANTEES

SECTION 12.01. Agreement to Subordinate.
               ------------------------

          Each Subsidiary Guarantor by execution of a Subsidiary Guarantee jointly and unconditionally will agree, and each Holder by accepting a Note will agree, that any payment of obligations by each Subsidiary Guarantor in respect of the Subsidiary Guarantee (its "Subsidiary Guarantee Obligations") is subordinated in right of payment, to the extent and in the manner provided in this Article Twelve, to the prior payment in full in cash of all Senior Indebtedness of such Subsidiary Guarantor and that the subordination is for the benefit of and enforceable by the holders of such Subsidiary Guarantor's Senior Indebtedness. The Subsidiary Guarantee Obligations shall in all respects rank pari passu with all other Senior Subordinated Indebtedness of such Subsidiary
---- -----
Guarantors and only Indebtedness which is Senior Indebtedness of such Subsidiary

Guarantors shall rank senior to the Subsidiary Guarantee Obligations in accordance with the provisions set forth herein.

SECTION 12.02. Liquidation, Dissolution, Bankruptcy.
               ------------------------------------

          Upon any payment or distribution of the assets of any Subsidiary Guarantor to creditors upon a total or partial liquidation or a total or partial dissolution of such Subsidiary Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to such Subsidiary Guarantor or its property:

          (1) holders of such Subsidiary Guarantor's Senior Indebtedness shall be entitled to receive payment in full in cash of such Senior Indebtedness before Holders shall be entitled to receive any payment with respect to the Subsidiary Guarantee;

          (2) until such Subsidiary Guarantor's Senior Indebtedness is paid in full in cash, any payment with respect to the Subsidiary Guarantee to which Holders would be entitled but for this Article Twelve shall be made to holders of such Senior Indebtedness as their interests may appear; and

          (3) if a distribution is made to holders of the Notes that, due to the subordination provisions, should not have been made to them, such holders of the Notes are required to hold it in trust for the holders of Senior Indebtedness and pay it over to them as their interests may appear.

SECTION 12.03. Default on Senior Indebtedness.
               ------------------------------

          A Subsidiary Guarantor may not make any payment with respect to its Subsidiary Guarantee Obligations or make any deposit pursuant to Section 8.01 (collectively, "pay the Subsidiary Guarantee") if (i) any of such Subsidiary Guarantor's or the Company's Designated Senior Indebtedness is not paid in full in cash when due or (ii) any other default on such Subsidiary Guarantor's or the Company's Designated Senior Indebtedness occurs and the maturity of such Designated Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Designated Senior Indebtedness has been paid in full in cash; provided, however, that the Subsidiary Guarantor may
                           --------  -------
pay the Subsidiary Guarantee without regard to the foregoing if the Trustee re-ceives written notice approving such payment from the Representative of such Designated Senior Indebtedness guaranteed by such Subsidiary Guarantor. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Subsidiary Guarantor's or Company's Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated either immediately without further notice (except such notice as may be required to effect such acceleration) or after the expiration of any applicable grace periods, the Subsidiary Guarantor may not pay the Subsidiary Guarantee for a period (a "Payment Blockage Period") commencing upon the receipt by the Trustee (with a copy to such Subsidiary Guarantor) of written notice (a "Blockage Notice") of such default from the Representative of such Designated Senior Indebtedness of such Subsidiary Guarantor or the Company guaranteed by such Subsidiary Guarantor specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and such Subsidiary Guarantor from the Person or Persons who gave such Blockage Notice, (ii) because the default giving rise to such Blockage Notice is cured, waived or otherwise no longer continuing or (iii) because such Designated Senior Indebtedness of such Subsidiary Guarantor and the related Designated Senior Indebtedness of the Company has been discharged or paid in full). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section 12.03), unless the holders of such Subsidiary Guarantor's or the Company's Designated Senior Indebtedness or the Representative of such holders shall have accelerated the maturity of such Subsidiary Guarantor's or the Company's Designated Senior Indebtedness, the Subsidiary Guarantor may resume payments on the Subsidiary Guarantee after termination of such Payment Blockage Period, including any missed payments. The Subsidiary Guarantee will not be subject to more than one Payment Blockage Period in any consecutive 360-day period, irrespective of the number of defaults with respect to such Designated Senior Indebtedness during such period. No default or event of default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Subsidiary Guarantor's or the Company' Designated Senior Indebtedness initiating such Payment Blockage Period (whether or not such default is on the same issue of Designated Senior Indebtedness) shall be, or be made, the basis of the commencement of a subsequent Payment Blockage Period by the Representative of such Subsidiary Guarantor's or the Company' Designated Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such default or event of default shall have been cured or waived for a period of not less than 90 consecutive days subsequent to commencement of such initial Payment Blockage Period.

SECTION 12.04. Acceleration of Payment of Notes.
               --------------------------------

          If payment of a Subsidiary Guarantee is accelerated because of an Event of Default, such Subsidiary Guarantor or the Trustee shall promptly notify the holders of such Subsidiary Guarantor's or the Company' Designated Senior Indebtedness (or their Representatives) of the acceleration. The Trustee shall give notice of such acceleration, of which it has actual knowledge, to all holders of such Subsidiary Guarantor's or the Company' Designated Senior Indebtedness. Prior to the Trustee's giving such notice, the Company shall notify the Trustee of the name and address of any such holder of such Designated Senior Indebtedness.

SECTION 12.05. When Distribution Must Be Paid Over.
               -----------------------------------

          If a distribution is made to holders that because of this Article Twelve should not have been made to them, the Holders who receive the distribution shall hold it in trust for holders of such Subsidiary Guarantor's Senior Indebtedness and pay it over to them as their interests may appear, and the Trustee shall not be liable to any holders of such Subsidiary Guarantor's Senior Indebtedness. With respect to the holders of such Subsidiary Guarantor's Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Twelve and no implied covenants or obligations with respect to holders of such Subsidiary Guarantor's Senior Indebtedness shall be read into this Indenture against the Trustee.

SECTION 12.06. Subrogation.
               -----------

          After a Subsidiary Guarantor's Senior Indebtedness is paid in full in cash and until the Subsidiary Guarantees are paid in full, Holders shall be subrogated to the rights of holders of such Senior Indebtedness to receive distributions applicable to such Subsidiary Guarantor's Senior Indebtedness. A distribution made under this Article Twelve to holders of such Subsidiary Guarantor's Senior Indebtedness which otherwise would have been made to Holders is not, as between such Subsidiary Guarantor and Holders, a payment by such Subsidiary Guarantor on such Senior Indebtedness.

SECTION 12.07. Relative Rights.
               ---------------

          This Article Twelve defines the relative rights of Holders and holders of a Subsidiary Guarantor's Senior Indebtedness. Nothing in this Indenture shall:

          (i) impair, as between such Subsidiary Guarantor and Holders, the obligation of such Subsidiary Guarantor, which is absolute and unconditional, to pay the Subsidiary Guarantee Obligations in accordance with their terms; or

          (ii) prevent the Trustee or any Holder from exercising its available remedies upon a Default, subject to the rights of holders of a Subsidiary Guarantor's Senior Indebtedness to receive distributions otherwise payable to Holders.

SECTION 12.08. Subordination May Not Be Impaired by a Subsidiary Guarantor.
                                                      --------------------

          No right of any holder of a Subsidiary Guarantor's Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Subsidiary Guarantees shall be impaired by any act or failure to act by such Subsidiary Guarantor or by its failure to comply with this Indenture.

SECTION 12.09. Rights of Trustee and Paying Agent.
               ----------------------------------

          Notwithstanding Section 12.03, the Trustee or Paying Agent may continue to make payments in respect of a Subsidiary Guarantee and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this Article Twelve. Such Subsidiary Guarantor, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of such Subsidiary Guarantor's Senior Indebtedness may give the notice; provided, however, that, if an issue of a Subsidiary Guarantor's Senior
--------  -------
Indebtedness has a Representative, only the Representative may give the notice.

          The Trustee in its individual or any other capacity may hold a Subsidiary Guarantor's Senior Indebtedness with the same rights it would have if it were not Trustee. The Registrar and co-registrar, the Paying Agent and any agent of any Subsidiary Guarantor may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this

Article Twelve with respect to any Subsidiary Guarantor's Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of such Subsidiary Guarantor's Senior Indebtedness; and nothing in Article Seven shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Twelve shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

SECTION 12.10. Distribution or Notice to Representative.
               ----------------------------------------

          Whenever a distribution is to be made or a notice given to holders of a Subsidiary Guarantor's Senior Indebtedness, the distribution may be made and the notice given to their Representative (if any).

SECTION 12.11. Article Twelve Not To Prevent Events of Default or Limit Right To
                                                       -------------------------
               Accelerate
               ----------

          The failure to make a payment relating to the Subsidiary Guarantee Obligations by reason of any provision in this Article Twelve shall not be construed as preventing the occurrence of a Default. Nothing in this Article Twelve shall have any effect on the right of the Holders or the Trustee to accelerate the maturity of the Notes.

SECTION 12.12. Trust Moneys Not Subordinated.
               -----------------------------

          Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article Eight by the Trustee for the payment of principal of and interest on the Notes shall not be subordinated to the prior payment of any Subsidiary Guarantor's Senior Indebtedness or subject to the restrictions set forth in this Article Twelve, and none of the Holders shall be obligated to pay over any such amount to such Subsidiary Guarantor or any holder of such Subsidiary Guarantor's Senior Indebtedness or any other creditor of such Subsidiary Guarantor.

SECTION 12.13. Trustee Entitled To Rely.
               ------------------------

          Upon any payment or distribution pursuant to this Article Twelve, the Trustee and the Holders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 12.02 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders or (iii) upon the Representatives for the holders of each Subsidiary Guarantor's Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of such Subsidiary Guarantor Senior Indebtedness and other Indebtedness of any Subsidiary Guarantor's, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of a Subsidiary Guarantor's Senior Indebtedness to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the satisfaction of the Trustee as to the amount of such Subsidiary Guarantor's Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article Twelve, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 7.01 and 7.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article Twelve.

SECTION 12.14. Trustee To Effectuate Subordination.
               -----------------------------------

          Each Holder by accepting a Note authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders and the holders of any Subsidiary Guarantor's Senior Indebtedness as provided in this Article Twelve and appoints the Trustee as attorney-in-fact for any and all such purposes.

SECTION 12.15.  Trustee Not Fiduciary for Holders of Senior Indebtedness of
                                                            ---------------
               Subsidiary Guarantors.
               ----------------------

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of any Subsidiary Guarantor's Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders or any Subsidiary Guarantor or any other Person, money or assets to which any holders of such Subsidiary Guarantor's Senior Indebtedness shall be entitled by virtue of this Article Twelve or otherwise.

SECTION 12.16.  Reliance by Holders of Senior Indebtedness of Subsidiary
                                                           -------------
               Guarantors on Subordination Provisions.
               ---------------------------------------

          Each Holder by accepting a Note acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Subsidiary Guarantor's Senior Indebtedness whether such Senior Indebtedness was created or acquired before or after the issuance of the Notes, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of such Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

                               ARTICLE THIRTEEN

                                 MISCELLANEOUS

SECTION 13.01. TIA Controls.
               ------------

          This Indenture is subject to the provisions of the TIA that are required to be a part of this Indenture, and shall, to the extent applicable, be governed by such provisions. If any provision of this Indenture modifies any TIA provision that may be so modified, such TIA provision shall be deemed to apply to this Indenture as so modified. If any provision of this Indenture excludes any TIA provisions that may be so excluded, such TIA provision shall be excluded from this Indenture.

          The provision of TIA (S)(S) 310 through 317 that imposes duties on any Person (including the provisions automatically deemed included unless expressly excluded by this Indenture) are part of and govern this Indenture, whether or not physically contained therein.

SECTION 13.02. Notices.
               -------

          Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by commercial courier service, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

          if to the Company or any Subsidiary Guarantor:

               Applied Power Inc.
               6100 North Baker Road
               Glendale, Wisconsin 53209
               Facsimile No.: (414) 247-5550
               Telephone:  (414) 352-4160
               Attn: Chief Financial Officer

          with a copy to:

               Quarles & Brady LLP
               411 East Wisconsin Avenue
               Milwaukee, Wisconsin 53202-4497
               Facsimile No.: (414) 271-3552
               Telephone: (414) 277-5000
               Attn: Anthony W. Asmuth, III, Esq.

          if to the Trustee:

               Bank One Trust Company, N.A.
               One N. State Street, 9th Floor
               Chicago, Illinois 60670-0126
               Facsimile No.:  (312) 407-1708
               Telephone No.:  (312) 407-1682
               Attn:  Corporate Trust Department

          Each of the Company, the Subsidiary Guarantors and the Trustee by written notice to each other such Person may designate additional or different addresses for notices to such Person. Any notice or communication to the Company, the Subsidiary Guarantors and the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered; when receipt is confirmed if delivered by commercial courier service; when receipt is acknowledged, if faxed; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid.

          Any notice or communication mailed to a Holder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 13.03.  Communications by Holders with Other Holders.
                --------------------------------------------

          Holders may communicate pursuant to the TIA section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Subsidiary Guarantors, the Trustee, the Registrar and any other Person shall have the protection of the TIA section 312(c).

SECTION 13.04. Certificate and Opinion as to Conditions Precedent.
               --------------------------------------------------

          Upon any request or application by the Company or any Subsidiary Guarantor to the Trustee to take or refrain from taking any action under this Indenture, the Company or such Subsidiary Guarantor shall furnish to the
Trustee:

          (i) an Officers' Certificate, in form and substance satisfactory to the Trustee, stating that, in the opinion of the signers, all conditions precedent to be performed by the Company, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent to be performed by the Company, if any, provided for in this Indenture relating to the proposed action have been complied with.

SECTION 13.05. Statements Required in Certificate or Opinion.
               ---------------------------------------------

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than the Officers' Certificate required by Section 4.06, shall include:

          (i) a statement that the Person making such certificate or opinion has read such covenant or condition and the definitions relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of such Person, he has made such examination or investigation as is reasonably necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with;

provided, that with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or a certificate of an appropriate public official.

SECTION 13.06. Rules by Trustee, Paying Agent, Registrar.
               -----------------------------------------

          The Trustee may make reasonable rules in accordance with the Trustee's customary practices for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for their respective functions.

SECTION 13.07. Legal Holidays.
               --------------

          If a payment date is a Legal Holiday, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 13.08. Governing Law.
               -------------

          THIS INDENTURE, THE NOTES AND THE GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE.

SECTION 13.09. No Adverse Interpretation of Other Agreements.
                                                  ----------

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, any Subsidiary Guarantor or any of their Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.10. No Recourse Against Others.
               --------------------------

          No past, present or future member of the Board of Directors, officer, employee, equityholder or incorporator, as such, of the Company, any Subsidiary Guarantor or of the Trustee shall have any liability for any obligations of the Company or any Subsidiary Guarantor under the Notes, any Guarantee or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

SECTION 13.11. Successors.
               ----------

          All agreements of the Company and the Subsidiary Guarantors in this Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 13.12. Multiple Originals.
               ------------------

          All parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

SECTION 13.13. Severability.
               ------------

          In case any one or more of the provisions in this Indenture or in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

SECTION 13.14. Table of Contents, Cross Reference Table and Headings.
               -----------------------------------------------------

          The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms of provisions hereof.

                           [Signature Pages Follow]

                                   SIGNATURES
                                   ----------

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.


                                   APPLIED POWER INC.

                                   By:  /s/
                                       -------------------------------------
                                       Name:
                                       Title:


                                   APW TOOLS & SUPPLIES, INC.

                                   By:  /s/
                                       -------------------------------------
                                      Name:
                                      Title:


                                   VERSA TECHNOLOGIES, INC.

                                   By:  /s/
                                       -------------------------------------
                                      Name:
                                      Title:


                                   APPLIED POWER INVESTMENTS II, INC.

                                   By:  /s/
                                       -------------------------------------
                                      Name:
                                      Title:


                                   COLUMBUS MANUFACTURING LLC


                                   By:  APPLIED POWER INC.

                                   By:  /s/
                                       -------------------------------------
                                      Name:
                                      Title:

                                   Trustee:

                                   BANK ONE TRUST COMPANY, N.A.,
                                     as Trustee

                                   By:  /s/
                                       -------------------------------------
                                      Name:
                                      Title:

                                                 RULE 144A/REGULATION S APPENDIX
                                                 -------------------------------


                   FOR OFFERINGS TO QUALIFIED INSTITUTIONAL
                      BUYERS PURSUANT TO RULE 144A AND TO
                          CERTAIN PERSONS IN OFFSHORE
                           TRANSACTIONS IN RELIANCE
                                ON REGULATION S

                     PROVISIONS RELATING TO INITIAL NOTES,
                            PRIVATE EXCHANGE NOTES,
                              AND EXCHANGE NOTES

          1.   Definitions.

          1.1  Certain Definitions.
               -------------------

          For the purposes of this Appendix the following terms shall have the meanings indicated below, provided that all capitalized terms used but not defined shall have the meanings given such terms in the Indenture:

          "Depositary" means The Depository Trust Company, its nominees and
           ----------
their respective successors and assigns.

          "Exchange Notes" means the 13% Series B Senior Subordinated Notes due
           --------------
2009 to be issued pursuant to this Indenture in connection with a Registered Exchange Offer pursuant to a Registration Rights Agreement.

          "Initial Purchasers" means Credit Suisse First Boston Corporation and
           ------------------
Goldman, Sachs & Co.

          "Initial Notes" means $200,000,000 principal amount of 13% Series A
           -------------
Senior Subordinated Notes due 2009, issued on August 1, 2000 in a transaction exempt from the registration requirements of the Securities Act.

          "Private Exchange" means the offer by the Company, pursuant to a
           ----------------
Registration Rights Agreement, to the Initial Purchasers to issue and deliver to the Initial Purchasers, in exchange for the Initial Notes held by the Initial Purchasers as part of their initial distribution, a like aggregate principal amount of Private Exchange Notes.

          "Private Exchange Notes" means the 13% Senior Subordinated Private
           ----------------------
Exchange Notes due 2009, if any, to be issued

                                    APP.-2

pursuant to this Indenture to the Initial Purchasers in a Private Exchange.

          "Purchase Agreement" means, with respect to the Initial Notes issued
           ------------------
on August 1, 2000, the Purchase Agreement dated July 21, 2000, among the Company, the Subsidiary Guarantors and the Initial Purchasers.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.
           ---

          "Registered Exchange Offer" means the offer by the Company, pursuant
           -------------------------
to a Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for such Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

          "Registration Rights Agreement" means, with respect to the Initial
           -----------------------------
Notes issued on August 1, 2000, the Registration Rights Agreement dated August 1, 2000 among the Company, the Subsidiary Guarantors and the Initial Purchasers.

          "Securities" means the Initial Notes, the Exchange Notes and the
           ----------
Private Exchange Notes, treated as a single class.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Securities Custodian" means the custodian with respect to a Global
           --------------------
Security (as appointed by the Depositary), or any successor person thereto and shall initially be the Trustee.

          "Shelf Registration Statement" means the shelf registration statement
           ----------------------------
issued by the Company, in connection with the offer and sale of Initial Notes, Exchange Notes or Private Exchange Notes, pursuant to a Registration Rights Agreement.

          "Transfer Restricted Securities" means Securities that bear or are
           ------------------------------
required to bear the legend set forth in Section 2.3(b) hereto.

                                    App.-3


          1.2  Other Definitions.
               -----------------

                                                         Defined
                  Term                                 in Section:
                  ----                                 ----------

"Agent Members".........................                  2.1(b)
 -------------
"Global Security".......................                  2.1(a)
 ---------------
"Regulation S"..........................                  2.1(a)
 ------------
"Rule 144A".............................                  2.1(a)
 ---------

          2.   The Securities.
               --------------

          2.1  Form and Dating.
               ---------------

          On the Issue Date, $200,000,000 of the Initial Notes are being offered and sold by the Company pursuant to the Purchase Agreement.

          (a)  Global Securities.  Initial Notes offered and sold to a QIB in
               -----------------
reliance on Rule 144A under the Securities Act ("Rule 144A") or in reliance on
                                                 ---------
Regulation S under the Securities Act ("Regulation S"), in each case as provided
                                        ------------
in the Purchase Agreement, shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons with the global securities legend and, in the case of Initial Notes, the restricted securities legend set forth in Exhibit 1 hereto (each, a
                                                     ---------
"Global Security"), which shall be deposited on behalf of the purchasers of the
----------------
Initial Notes represented thereby with the Trustee as custodian for the Depositary (or with such other custodian as the Depositary may direct), and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

          (b)  Book-Entry Provisions.  This Section 2.1(b) shall apply only to a
               ---------------------
Global Security deposited with or on behalf of the Depositary.

          The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursu-

                                    App.-4

ant to such Depositary's instructions or held by the Trustee as custodian for the Depositary.

          Members of, or participants in, the Depositary ("Agent Members") shall
                                                           -------------
have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Subsidiary Guarantors, the Trustee or any agent of the Company, the Subsidiary Guarantors or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

          (c)  Certificated Securities.  Except as provided in this Section 2.1
               -----------------------
or Section 2.3 or 2.4 of this Appendix, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

          2.2  Authentication.  The Trustee shall authenticate and deliver: (1)
               --------------
On the Issue Date, $200.0 million 13% Series A Senior Subordinated Notes due 2009 and (2) Exchange Notes or Private Exchange Notes for issue in a Registered Exchange Offer or a Private Exchange, respectively, in exchange for a like principal amount of Initial Notes, in each case upon a written order of the Company. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Notes is to be authenticated and whether the Securities are to be Initial Notes, Exchange Notes or Private Exchange Notes.

          2.3  Transfer and Exchange.
               ---------------------

          (a)  Transfer and Exchange of Global Securities.
               ------------------------------------------

          (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security

                                    App.-5

     shall deliver to the Registrar a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in the Global Security. The Registrar shall, in accordance with such instructions instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer the beneficial interest in the Global Security being transferred.

          (ii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4 of this Appendix), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (iii) In the event that a Global Security is exchanged for Securities in definitive registered form pursuant to Section 2.4 of this Appendix or Section 2.09 of the Indenture, prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Company.

          (b)   Legend.
                ------

          (i)   Except as permitted by the following paragraphs (ii), (iii) and
     (iv), each Security certificate evidencing Initial Notes and Private Exchange Notes (and all Securities issued in exchange therefor or in substitution thereof, other than Exchange Notes) shall bear a legend in substantially the following form:

          "THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF

                                    App.-6

          SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

          THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF APPLIED POWER INC. THAT (A) THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERED ONLY (i) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT,
          (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (iv) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH (iv) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES; AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE."

          (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a certificated Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Security).

          (iii) After a transfer of any Initial Notes or Private Exchange
     Notes pursuant to, and during the period of the effectiveness of, a Shelf Registration Statement with respect to such Initial Notes or Private Exchange Notes, as the case may be, all requirements pertaining to legends on such Initial Notes or such Private Exchange Notes will cease to apply, but the requirements requiring such Initial Notes or such Private Exchange Notes issued to certain Holders be issued in global form will continue to ap-

                                    App.-7

     ply, and Initial Notes or Private Exchange Notes in global form without legends will be available to the transferee of the Holder of such Initial Notes or Private Exchange Notes upon exchange of such transferring Holder's Initial Notes or Private Exchange Notes or directions to transfer such Holder's interest in the Global Security, as applicable.

          (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to such Initial Notes that Initial Notes issued to certain Holders be issued in global form will continue to apply and Initial Notes in global form with the restricted securities legend set forth in
     Exhibit 1 hereto will be available to Holders of such Initial Notes that do
     ---------
     not exchange their Initial Notes, and Exchange Notes in global form without the restricted securities legend set forth in Exhibit 1 hereto will be
                                                   ---------
     available to Holders that exchange such Initial Notes in such Registered Exchange Offer.

          (v) Upon the consummation of a Private Exchange with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Private Exchange Notes in exchange for their Initial Notes, all requirements pertaining to such Initial Notes that Initial Notes issued to certain Holders be issued in global form will still apply, and Private Exchange Notes in global form with the restricted securities legend set forth in Exhibit 1 hereto will be available to Holders that exchange such
              ---------
     Initial Notes in such Private Exchange.

          (c)   Cancellation or Adjustment of Global Security.  At such time as
                ---------------------------------------------
all beneficial interests in a Global Security have either been exchanged for certificated Securities, redeemed, repurchased or canceled, such Global Security shall be returned to the Depositary for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for certificated Securities, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

                                    App.-8

          (d)   Obligations with Respect to Transfers and Exchanges of
                ------------------------------------------------------
Securities.
     -----

          (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate certificated Securities and Global Securities at the Registrar's or any co-registrar's request.

          (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.09, 3.06, 4.14, 4.15 and Section 9.05 of the Indenture).

          (iii) The Registrar or any co-registrar shall not be required to register the transfer of or exchange of (a) any certificated Security selected for redemption in whole or in part pursuant to Article III of the Indenture, except the unredeemed portion of any certificated Security being redeemed in part, or (b) any Security for a period beginning 15 days before the mailing of a notice of an offer to repurchase or redeem Securities or 15 days before an Interest Payment Date.

          (iv) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

          (v) All Securities issued upon any transfer or exchange pursuant to the terms of the Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Securities surrendered upon such transfer or exchange.

                                    App.-9

          (e)  No Obligation of the Trustee.
               ----------------------------

          (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

          (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture and the Securities, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          2.4  Certificated Securities.
               -----------------------

          (a) A Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of certificated Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 and (i) the Depositary noti-

                                    App.-10

fies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice, (ii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities under the Indenture or (iii) if there shall have occurred and be continuing an Event of Default with respect to the Securities.

          (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of certificated Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any certificated Initial Note delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.3(b), bear the restricted securities legend set forth in Exhibit 1 hereto.
                    ---------

          (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Securities.

          (d)  In the event of the occurrence of any of the events specified in
Section 2.4(a) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

                                                                       EXHIBIT 1
                                                                       ---------
                                                       TO RULE 144A/REGULATION S
                                                       -------------------------
                                                                        APPENDIX
                                                                        --------

                          [Global Securities Legend]

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN,

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                        [Restricted Securities Legend]

          THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

          THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN

EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (iv) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH (iv) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                     [TO BE ATTACHED TO GLOBAL SECURITIES]

             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

          The following increases or decreases in this Global Security have been made:

                                                                                   Principal
                      Signature of         Amount of           Amount of           Amount of
                       authorized         Decrease in         Increase in         this Global
                        officer            Principal           Principal            Security
                     of Trustee or         Amount of           Amount of           following
     Date of           Securities         this Global         this Global        such decrease
    Exchange           Custodian            Security            Security          or increase
 --------------    ----------------    ---------------    -----------------   -----------------

                                                                       EXHIBIT A
                                                                       ---------

                            [FORM OF INITIAL NOTE]

                                                           CUSIP No.:

                              APPLIED POWER INC.

                13% SERIES A SENIOR SUBORDINATED NOTE DUE 2009

No.                                              $

          APPLIED POWER INC., a Wisconsin corporation (the "Company", which term
                                                            -------
includes any successor entity), for value received, promises to pay to __________ or registered assigns, the principal sum of ________________, on May 1, 2009.

          Interest Payment Dates:  May 1 and November 1

          Record Dates:  April 15 and October 15

          Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.

                              APPLIED POWER INC.


                              By: _______________________________
                                  Name:
                                  Title:

                              By: _______________________________
                                  Name:
                                  Title:

Dated:  [                 ], [     ]


                         Certificate of Authentication
                         -----------------------------

          This is one of the 13% Series A Senior Subordinated Notes due 2009 referred to in the within-mentioned Indenture.

                              BANK ONE TRUST COMPANY, N.A.
                                as Trustee

Dated:  [         ], [     ]  By: _______________________________
                                  Authorized Signatory

                             (REVERSE OF SECURITY)


                13% SERIES A SENIOR SUBORDINATED NOTE DUE 2009

          1.   Interest. APPLIED POWER INC., a Wisconsin corporation (the
               --------
"Company"), promises to pay interest on the principal amount of this Note at the
 -------
rate per annum shown above; provided, however, that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Note at a rate of 0.50% per annum for the first 90-day period immediately following the occurrence of such Registration Default regardless of the number of such Registration Defaults (such rate increasing by an additional 0.50% per annum with respect to each subsequent 90-day period) up to a maximum additional interest rate of 2.0% per annum, from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, calculated on the principal amount of this Note as of the date on which such interest is payable. Such interest is payable in addition to any other interest payable from time to time with respect to this Note. The Trustee will not be deemed to have notice of a Registration Default until it shall have received actual notice of such Registration Default. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from August 1, 2000. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing November 1, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal at the rate borne by the Notes plus 1% per annum and on overdue installments of interest (without regard to any applicable grace periods) at such higher rate to the extent lawful.

          2.   Method of Payment. The Company shall pay interest on the Notes
               -----------------
(except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However,
                                                 -----------------
the Company may pay principal and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          3.   Paying Agent and Registrar. Initially, Bank One Trust Company,
               --------------------------
N.A. (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

          4.   Indenture and Guarantees. The Company issued the Notes under an
               ------------------------
Indenture, dated as of August 1, 2000 (the "Indenture"), among the Company, the
                                            ---------
Subsidiary Guarantors and the Trustee. This Note is one of a duly authorized issue of Initial Notes of the Company designated as its 13% Series A Senior Subordinated Notes due 2009. The Initial Notes and any Private Exchange Notes and Exchange Notes issued pursuant to the Indenture are treated as a single class of securities under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything
      ---
to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. The Notes are general unsecured obligations of the Company. To the extent of any conflict between the terms of the Notes and the Indenture, the applicable terms of the Indenture shall govern. The Notes are entitled to the benefits of the Guarantees by the Subsidiary Guarantors made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Trustee, the Holders and the Subsidiary Guarantors.

          5.   Redemption.
               ----------

          (a)  Optional Redemption.  Except as set forth below, the Notes will
               -------------------
not be redeemable at the option of the Company prior to May 1, 2007. On and after May 1, 2007, the Notes will be redeemable, at the Company's option, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holder's registered address, at the following redemption prices (expressed in percentages of principal amount), plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on May 1 of the years set forth below:

                                                     Redemption
     Period                                             Price
     ------                                          ----------

     2007........................................     102.170%
     2008 and thereafter.........................     100.000%

          (b)  Optional Redemption Upon Public Equity Offerings.  In addition,
               ------------------------------------------------
at any time and from time to time prior to May 1, 2003, the Company may redeem in the aggregate up to 35% of the original principal amount of the Notes with the net cash proceeds from one or more Public Equity Offerings, at a redemption price (expressed as a percentage of principal amount) of 113% plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record of the relevant record date to receive interest due on the relevant interest payment date); provided, that (1) at least 65% of the aggregate principal amount of the Notes originally outstanding must remain outstanding after the occurrence of each such redemption and (2) each such redemption must occur within 75 days after the consummation of the related Public Equity Offering.

          6.   Notice of Redemption.  Notice of redemption will be mailed at
               --------------------
least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address. Notes in denominations of $1,000 may be redeemed only in whole. Notes in denominations larger than $1,000 may be redeemed in part but only in multiples of $1,000.

          Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such Redemption Price plus accrued and unpaid interest, if any, the Notes called for redemption will cease to bear interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the Redemption Price plus accrued and unpaid interest, if any.

          7.   Offers to Purchase.  Sections 4.14, 4.15 and 4.23 of the
               ------------------
Indenture provide that, in the event of certain Asset Dispositions, upon the occurrence of a Change of Control and in the event the Company has Excess Cash Flow for any fiscal year commencing with fiscal 2001, and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

          8.   Registration Rights.  Pursuant to the terms, and subject to the
               -------------------
provisions of the Registration Rights Agreement, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for the Company's 13% Series B Senior Subordinated Notes due 2009 in the form of Exchange Notes, which shall have been registered under the Securities Act, or the Company's 13% Senior Subordinated Private Exchange Notes due 2009 (the "Private Exchange Notes"), in each case in
                                      ----------------------
like principal amount and having terms identical in all material respects to the Initial Notes. The Holders of the Initial Notes shall be entitled to receive certain additional interest payments if such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement. The Company shall notify the Trustee of the amount of any such payments.

          9.   Subordination.
               -------------

          The Notes are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash of all Senior Indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purposes.

          10.  Denominations; Transfer; Exchange.  The Notes are in registered
               ---------------------------------
form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange of Notes in accordance with the terms, and subject to the provisions of the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption (except, in the case of Notes to be redeemed in part, the portion of such Notes not to be redeemed) or any Note for a period beginning 15 days before the mailing of a notice of an offer to repurchase or a notice of redemption or 15 days before any Interest Payment Date.

          11.  Persons Deemed Owners.  The registered Holder of a Note shall be
               ---------------------
treated as the owner of it for all purposes.

          12.  Unclaimed Money.  If money for the payment of principal or
               ---------------
interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company (subject to any applicable abandoned property law). After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          13.  Discharge Prior to Redemption or Maturity.  If the Company at any
               -----------------------------------------
time deposit with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company and the Subsidiary Guarantors will be discharged from certain provisions of the Indenture and the Notes and the Guarantees (including certain covenants, but excluding the Company's obligation to pay the principal of and interest on the Notes).

          14.  Amendment; Supplement; Waiver.  Subject to certain exceptions,
               -----------------------------
the Indenture or the Notes or the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or comply with Article Five of the Indenture or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

          15.  Restrictive Covenants.  The Indenture imposes certain limitations
               ---------------------
on the ability of the Company and its Restricted Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Restricted Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

          16.  Successors.  When a successor assumes, in accordance with the
               ----------
Indenture, all the obligations of its predeces-sor under the Notes and the Indenture, the predecessor will be released from those obligations.

          17.  Defaults and Remedies.  If an Event of Default occurs and is
               ---------------------
continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Certain events of bankruptcy and insolvency are Events of Default which will result in the Notes being due and payable immediately upon the occurrence of such Events of Default. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

          18.  Trustee Dealings with Company.  The Trustee under the Indenture,
               -----------------------------
in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, the Subsidiary Guarantors or their respective Affiliates as if it were not the Trustee.

          19.  No Recourse Against Others.  No past, present or future
               --------------------------
equityholder, member of the Board of Directors, officer, employee or incorporator, as such, of the Company or the Subsidiary Guarantors shall have any liability for any obligation of the Company or the Subsidiary Guarantors under the Notes or the Indenture or the Guarantees or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

          20.  Authentication.  This Note shall not be valid until the Trustee
               --------------
or Authenticating Agent manually signs the certificate of authentication on this Note.

          21.  Governing Law.  The Laws of the State of New York shall govern
               -------------
this Note and the Indenture (and the Guarantees relating thereto).

          22.  Abbreviations and Defined Terms.  Customary abbreviations may be
               -------------------------------
used in the name of a Holder of a Note or an
assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).
          23.  CUSIP Numbers.  Pursuant to a recommendation promulgated by the
               -------------
Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

          24.  Indenture.  Each Holder, by accepting a Note, agrees to be bound
               ---------
by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

          25.  Holders' Compliance with Registration Rights Agreement.  Each
               ------------------------------------------------------
Holder of a Note, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

          The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture. Requests may be made to: Applied Power Inc., 6100 North Baker Road, Glendale, Wisconsin 53209, Attention: Chief Financial Officer.

                                ASSIGNMENT FORM

          If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                   (Print or type name, address and zip code
               and social security or tax ID number of assignee)

and irrevocably appoint _______________________________, agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:_______________ Signed:___________________________________
                            (Sign exactly as your name appears
                            on the other side of this Note)

Signature Guarantee:_______________________

          (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended).

          In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Note (which
              --------------
effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) two years from date of original issuance, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Note is being transferred:

                                  [Check One]

(1)__  to the Company or a subsidiary thereof; or

(2)__  pursuant to and in compliance with Rule 144A under the Securities Act; or

(3)__ outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act; or

(4)__ pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

(5)__  pursuant to an effective registration statement under the Securities Act;
       or

(6)__ pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided that if box (3), (4) or (6) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Appendix to the Indenture shall have been satisfied.

Date:_______________ Signed:___________________________________
                            (Sign exactly as your name appears
                            on the other side of this Security)

Signature Guarantee:____________________________________________________________

             TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

          The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:_______________ Signed:___________________________________
                            NOTICE:  To be executed by
                                     an executive officer

                     [OPTION OF HOLDER TO ELECT PURCHASE]

          If you want to elect to have this Note purchased by the Company pursuant to Section 4.14, Section 4.15 or Section 4.23 of the Indenture, check the appropriate box:

                                Section 4.14 [_]
                                Section 4.15 [_]
                                Section 4.23 [_]

          If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.14, Section 4.15 or Section 4.23 of the Indenture, state the amount you elect to have purchased:

$________________________

Dated:  _________________     __________________________________________________
                              NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed by the endorser's bank or broker.

Signature Guarantee:__________________________

          (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended).

                                                                       EXHIBIT B
                                                                       ---------

               [FORM OF EXCHANGE NOTE AND PRIVATE EXCHANGE NOTE]

                                                       CUSIP No.:


                              APPLIED POWER INC.

                13% SERIES B SENIOR SUBORDINATED NOTE DUE 2009


No.                                                              $

          APPLIED POWER INC., a Wisconsin corporation (the "Company", which term
                                                            -------
includes any successor entity), for value received, promises to pay to _________. or registered assigns, the principal sum of ________________, on May 1, 2009.

          Interest Payment Dates:  May 1 and November 1

          Record Dates:  April 15 and October 15

          Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.

                                        APPLIED POWER INC.

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:

Dated:  [                 ], [     ]

                         Certificate of Authentication
                         -----------------------------

          This is one of the 13% Series B Senior Subordinated Notes due 2009 referred to in the within-mentioned Indenture.

                                        BANK ONE TRUST COMPANY, N.A.,
                                          as Trustee

Dated:  [         ], [     ]            By: ____________________________________
                                            Authorized Signatory

                             (REVERSE OF SECURITY)

                13% SERIES B SENIOR SUBORDINATED NOTE DUE 2009

     1.   Interest. APPLIED POWER INC., a Wisconsin corporation (the "Company"),
          --------                                                    -------
promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from August 1, 2000. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing November 1, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal at the rate borne by the Notes plus 1% per annum and on overdue installments of interest (without regard to any applicable grace periods) at such higher rate to the extent lawful.

     2.   Method of Payment. The Company shall pay interest on the Notes (except
          -----------------
defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company
                                      -----------------
may pay principal and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

     3.   Paying Agent and Registrar. Initially, Bank One Trust Company, N.A.
          --------------------------
(the "Trustee") will act as Paying Agent. The Company may change any Paying
      -------
Agent, Registrar or co-Registrar without notice to the Holders.

     4.   Indenture and Guarantees. The Company issued the Notes under an
          ------------------------
Indenture, dated as of August 1, 2000 (the "Indenture"), among the Company, the
                                            ---------
Subsidiary Guarantors and the Trustee. This Note is one of a duly authorized issue of Initial Notes of the Company designated as its 13% Series B Senior Subordinated Notes due 2009. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa-77bbbb) (the "TIA"),
                                                                         ---
as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. The Notes are general unsecured obligations of the Company. To the extent of any conflict between the terms of the Notes and the Indenture, the applicable terms of the Indenture shall govern. The Notes are entitled to the benefits of the Guarantees by the Subsidiary Guarantors made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Trustees, the Holders and any Subsidiary Guarantors.

          5.   Redemption.
               ----------

          (a)  Optional Redemption.  Except as set forth below, the Notes will
               -------------------
not be redeemable at the option of the Company prior to May 1, 2007. On and after May 1, 2007, the Notes will be redeemable, at the Company's option, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holder's registered address, at the following redemption prices (expressed in percentages of principal amount), plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on May 1 of the years set forth below:

                                                     Redemption
     Period                                             Price
     ------                                          ----------

     2007........................................     102.170%
     2008 and thereafter.........................     100.000%


          (b)  Optional Redemption Upon Public Equity Offerings.  In addition,
               ------------------------------------------------
at any time and from time to time prior to May 1, 2003, the Company may redeem in the aggregate up to 35% of the original principal amount of the Notes with the net cash proceeds from one or more Public Equity Offerings, at a redemption price (expressed as a percentage of principal amount) of 113% plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record in the relevant record date to receive interest due on the relevant interest payment date); provided, that (1) at least 65% of the aggregate principal amount of the Notes originally outstanding (including the original principal amount of any Additional Notes) must re-main outstanding after the occurrence of each such redemption and (2) each such redemption must occur within 75 days after the consummation of the related Public Equity Offering.

          6.  Notice of Redemption.  Notice of redemption will be mailed at
              --------------------
least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address. Notes in denominations of $1,000 may be redeemed only in whole. Notes in denominations larger than $1,000 may be redeemed in part but only in multiples of $1,000.

          Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such Redemption Price plus accrued and unpaid interest, if any, the Notes called for redemption will cease to bear interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the Redemption Price plus accrued and unpaid interest, if any.

          7.  Offers to Purchase.  Sections 4.14, 4.15 and 4.23 of the Indenture
              ------------------
provide that, in the event of certain Asset Dispositions, upon the occurrence of a Change of Control and in the event the Company has Excess Cash Flow for any fiscal year commencing with fiscal 2001, and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

          8.  Subordination.
              -------------

          The Notes are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash of all Senior Indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purposes.

          9.  Denominations; Transfer; Exchange.  The Notes are in registered
              ---------------------------------
form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange of Notes in accordance with the terms, and subject to the provisions of the Indenture. The

Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption (except, in the case of Notes to be redeemed in part, the portion of such Notes not to be redeemed) or any Note for a period beginning 15 days before the mailing of a notice of an offer to repurchase or a notice of redemption or 15 days before any Interest Payment Date.

          10.  Persons Deemed Owners.  The registered Holder of a Note shall be
               ---------------------
treated as the owner of it for all purposes.

          11.  Unclaimed Money.  If money for the payment of principal or
               ---------------
interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company (subject to any applicable abandoned property law). After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          12.  Discharge Prior to Redemption or Maturity.  If the Company at any
               -----------------------------------------
time deposit with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company and the Subsidiary Guarantors will be discharged from certain provisions of the Indenture, the Notes and the Guarantees (including certain covenants, but excluding the Company's obligation to pay the principal of and interest on the Notes).

          13.  Amendment; Supplement; Waiver.  Subject to certain exceptions,
               -----------------------------
the Indenture, the Notes or the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or comply with Article Five of the Indenture or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

          14.  Restrictive Covenants.  The Indenture imposes certain limitations
               ---------------------
on the ability of the Company and its Restricted Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Restricted Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

          15.  Successors.  When a successor assumes, in accordance with the
               ----------
Indenture, all the obligations of its predecessor under the Notes and the Indenture, the predecessor will be released from those obligations.

          16.  Defaults and Remedies.  If an Event of Default occurs and is
               ---------------------
continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Certain events of bankruptcy and insolvency are Events of Default which will result in the Notes being due and payable immediately upon the occurrence of such Events of Default. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

          17.  Trustee Dealings with Company.  The Trustee under the Indenture,
               -----------------------------
in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, the Subsidiary Guarantors or their respective Affiliates as if it were not the Trustee.

          18.  No Recourse Against Others.  No past, present or future
               --------------------------
equityholder, member of the Board of Directors, officer, employee or incorporator, as such, of the Company or the Subsidiary Guarantors shall have any liability for any obligation of the Company or the Subsidiary Guarantors under the Notes or the Indenture or the Guarantees or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

          19.  Authentication.  This Note shall not be valid until the Trustee
               --------------
or Authenticating Agent manually signs the certificate of authentication on this Note.

          20.  Governing Law.  The Laws of the State of New York shall govern
               -------------
this Note and the Indenture (and the Guarantees relating thereto).

          21.  Abbreviations and Defined Terms.  Customary abbreviations may be
               -------------------------------
used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          22.  CUSIP Numbers.  Pursuant to a recommendation promulgated by the
               -------------
Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

          23.  Indenture.  Each Holder, by accepting a Note, agrees to be bound
               ---------
by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

          The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture. Requests may be made to: Applied Power Inc., 6100 North Baker Road, Glendale, Wisconsin 53209, Attention: Chief Financial Officer.

                                ASSIGNMENT FORM

          If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                   (Print or type name, address and zip code
               and social security or tax ID number of assignee)

and irrevocably appoint _______________________________, agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:_______________ Signed:____________________________________________________
                             (Sign exactly as your name appears
                             on the other side of this Note)

Signature Guarantee:_______________________

          (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended).

          [In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Note (which
              --------------
effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) two years from date of original issuance, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Note is being transferred:

                                  [Check One]

(1)__  to the Company or a subsidiary thereof; or

(2)__  pursuant to and in compliance with Rule 144A under the Securities Act; or

(3)__ outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act; or

(4)__ pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

(5)__  pursuant to an effective registration statement under the Securities Act;
       or

(6)__ pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided that if box (3), (4) or (6) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Appendix to the Indenture shall have been satisfied.

Date:_______________ Signed:___________________________________________
                            (Sign exactly as your name appears on
                            the other side of this Security)

Signature Guarantee:____________________________________________________________

             TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

          The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:_______________ Signed:___________________________________
                              NOTICE:  To be executed by
                                       an executive officer]/a/


__________________
/a/  To be included in Private Exchange Notes only.

                     [OPTION OF HOLDER TO ELECT PURCHASE]

          If you want to elect to have this Note purchased by the Company pursuant to Section 4.14, Section 4.15 or Section 4.23 of the Indenture, check the appropriate box:

                                Section 4.14 [ ]
                                Section 4.15 [ ]
                                Section 4.23 [ ]

          If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.14, Section 4.15 or Section 4.23 of the Indenture, state the amount you elect to have purchased:

$________________________

Dated:  _________________      _________________________________________________
                               NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed by the endorser's bank or broker.

Signature Guarantee:__________________________

          (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended).

                                                                       EXHIBIT C
                                                                       ---------

                              [FORM OF GUARANTEE]

                                   GUARANTEE

          Each of the undersigned (the "Subsidiary Guarantors"), jointly and
                                        ---------------------
severally unconditionally guarantee on a senior subordinated basis (such guarantee by each Subsidiary Guarantor being referred to herein as the "Guarantee") (i) the due and punctual payment of the principal of and interest
 ---------
on the Notes, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, subject to any applicable grace period, by acceleration or otherwise.

          The obligations of each Subsidiary Guarantor to the Holders of Notes and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Ten of the Indenture, and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made.

          No stockholder, officer, director, employee or incorporator, as such, past, present or future, of each Subsidiary Guarantor shall have any liability under the Guarantee by reason of his or its status as such stockholder, officer, director, employee or incorporator.

          The Guarantee shall not be valid or obligatory for any purpose until this certificate of authentication on the Notes upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                               [GUARANTORS]

                               By:_____________________________
                                  Name:
                                  Title:



                                      C-2